UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2021

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2022

II	Western Asset Core Plus VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), a subadviser to the Portfolio.

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the twelve-month reporting period ended December 31, 2021. Volatility was driven by a number

Western Asset Core Plus VIT Portfolio 2021 Annual Report	1

Portfolio overview (cont’d)

of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation, fluctuating interest rates, and expectations for less accommodative central bank monetary policy. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, as many investors looked to generate incremental yield in the relatively low interest rate environment.

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it was poised to begin raising interest rates in 2022. The yield for the two-year Treasury note began the reporting period at 0.13% and ended the reporting period at 0.73%. The low of 0.09% occurred on February 5, 2021 and the high of 0.76% took place on December 27, 2021. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would remove its monetary policy accommodation sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.93% (equaling the low for the period) and ended the period at 1.52%. The high of 1.74% took place on March 19 and March 31, 2021.

All told, the Bloomberg U.S. Aggregate Indexi returned -1.54% for the twelve months ended December 31, 2021. For comparison purposes, riskier fixed income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned 5.26% and -1.51%, respectively, for the twelve-month reporting period ended December 31, 2021.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically managed the Portfolio’s duration as yields fluctuated over the period, maintaining an overall long position relative to the Bloomberg U.S. Aggregate Index throughout the reporting period. Additionally, as investment-grade spreads tightened earlier in the year, we trimmed some of the Portfolio’s exposure to certain high-quality investment-grade corporate bonds that we felt were close to being fully valued. Throughout the year, we also added exposure to bank loans as they stood to benefit from improving economic conditions. We also gradually closed out the Portfolio’s U.S. Treasury Inflation Protected Securities (“TIPS”)iv exposure, as breakeven inflation rates exceeded pre-pandemic levels and we believed further upside was limited. Throughout the latter part of the year, we reduced exposure to agency mortgage-backed securities, thereby increasing the Portfolio’s underweight, particularly in securities that we believed were most at risk of spread-widening as the Fed tapers its purchase program. Finally, we added back investment-grade exposure in the final quarter of 2021, as spreads widened due to concerns over the COVID-19 Omicron variant.

During the reporting period, the Portfolio used interest rate futures, options, swaps and swaptions to manage its duration and yield curve exposure, which in aggregate detracted from results. Index credit default swaps for investment-grade and high-yield were used to manage the Portfolio’s credit exposures and contributed positively to results. Finally, the

2	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Portfolio’s use of currency forwards, futures and options, to take outright currency positions as well as to hedge non-U.S. dollar currency exposure, had a minimal negative impact on performance.

Performance review

For the twelve months ended December 31, 2021, Class I shares of Western Asset Core Plus VIT Portfolio1 returned -1.97%. The Portfolio’s unmanaged benchmark, the Bloomberg U.S. Aggregate Index, returned -1.54% for the same period. The Lipper Variable Core Plus Bond Funds Category Averagev returned -1.16% over the same time frame.

Performance Snapshot as of December 31, 2021 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio:
Class I	-0.21%	-1.97%
Class II	-0.44%	-2.19%
Bloomberg U.S. Aggregate Index	0.06%	-1.54%
Lipper Variable Core Plus Bond Funds Category Average	-0.21%	-1.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2021 for Class I and Class II shares were 2.13% and 1.88%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2021, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.59% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	3

Portfolio overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.54% for Class I shares and 0.79% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Portfolio’s relative performance during the reporting period were its exposures to corporate credit and structured product. Overweight exposures to corporate credit, including both non-investment grade and high-yield bonds, contributed to performance as credit spreads tightened during the reporting period. The Portfolio’s exposures to structured products, including non-agency residential mortgages, commercial mortgage-backed securities and asset-backed securities, were also beneficial as fundamentals continued to improve and spreads in these sectors generally tightened during the reporting period. Finally, an overweight position to TIPS contributed early in the reporting period as breakeven inflation rates rose.

Q. What were the leading detractors from performance?

A. The most significant detractor from performance was the Portfolio’s rates positioning. While yield curve positioning contributed to performance, as the curve flattened and the long-end of the curve outperformed, the Portfolio’s long duration positioning detracted as yields rose especially during the first quarter of the reporting period. The Portfolio’s exposures to emerging markets and non-U.S. developed markets also detracted from returns, as the U.S. dollar strengthened against most currencies and emerging market U.S. dollar-denominated bond spreads widened and local rates ended higher during the reporting period.

4	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Thank you for your investment in Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2022

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 66 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2021 were: U.S. government & agency obligations (27.9%), mortgage-backed securities (12.1%), financials (11.6%), sovereign bonds (10.0%) and collateralized mortgage obligations (7.4%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	5

Portfolio overview (cont’d)

i

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

U.S. Treasury Inflation Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

v

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 50 funds for the six-month period and among the 49 funds for the twelve-month period in the Portfolio’s Lipper category.

6	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2021 and December 31, 2020 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2021 and held for the six months ended December 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-0.21%	$1,000.00	$997.90	0.52%	$2.62	Class I	5.00%	$1,000.00	$1,022.58	0.52%	$2.65
Class II	-0.44	1,000.00	995.60	0.77	3.87	Class II	5.00	1,000.00	1,021.32	0.77	3.92

8	Western Asset Core Plus VIT Portfolio 2021 Annual Report

[1]	For the six months ended December 31, 2021.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/21	-1.97%	-2.19%
Five Years Ended 12/31/21	4.44	4.18
Ten Years Ended 12/31/21	5.37	N/A
Inception* through 12/31/21	—	3.46

Cumulative total returns[1]
Class I (12/31/11 through 12/31/21)	68.70%
Class II (Inception date of 5/1/15 through 12/31/21)	25.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

10	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg U.S. Aggregate Index† — December 2011 — December 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	11

Schedule of investments

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.4%
Communication Services — 3.3%
Diversified Telecommunication Services — 1.2%
AT&T Inc., Senior Notes	2.300%	6/1/27	140,000	$142,537
AT&T Inc., Senior Notes	1.650%	2/1/28	60,000	58,781
AT&T Inc., Senior Notes	2.550%	12/1/33	20,000	19,584
AT&T Inc., Senior Notes	5.350%	9/1/40	20,000	25,388
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	13,139
AT&T Inc., Senior Notes	3.100%	2/1/43	260,000	253,290
AT&T Inc., Senior Notes	4.350%	6/15/45	68,000	76,832
AT&T Inc., Senior Notes	3.300%	2/1/52	30,000	29,464
AT&T Inc., Senior Notes	3.500%	9/15/53	20,000	20,216
AT&T Inc., Senior Notes	3.550%	9/15/55	296,000	297,574
AT&T Inc., Senior Notes	3.800%	12/1/57	10,000	10,434
AT&T Inc., Senior Notes	3.650%	9/15/59	30,000	30,356
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	150,000	156,447
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	20,000	21,149
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	80,000	80,211
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	144,000	163,725
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	50,000	55,461
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	60,000	63,546
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	80,000	75,812
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	240,000	242,388
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	230,000	226,885	(a)
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	80,000	94,191
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	160,000	208,282
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	190,000	180,865
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	10,000	11,197
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	50,000	58,135
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	100,000	129,022
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	10,000	13,988
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	40,000	46,052
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	270,000	256,957
Total Diversified Telecommunication Services				3,061,908
Entertainment — 0.1%
Walt Disney Co., Senior Notes	6.650%	11/15/37	50,000	74,230
Interactive Media & Services — 0.2%
Alphabet Inc., Senior Notes	0.450%	8/15/25	20,000	19,557
Alphabet Inc., Senior Notes	0.800%	8/15/27	40,000	38,753
Alphabet Inc., Senior Notes	1.100%	8/15/30	40,000	37,855

See Notes to Financial Statements.

12	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Interactive Media & Services — continued
Alphabet Inc., Senior Notes	2.050%	8/15/50	80,000	$71,611
Tencent Holdings Ltd., Senior Notes	3.680%	4/22/41	380,000	395,210	(a)
Total Interactive Media & Services				562,986
Media — 1.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	10,000	10,252	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	220,000	226,691
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	270,000	297,540
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	80,000	87,682
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	100,000	114,585
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	240,000	286,897
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	40,000	38,867
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	30,000	37,496
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	30,000	33,671
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	30,000	43,053
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	32,090
Comcast Corp., Senior Notes	3.950%	10/15/25	180,000	196,669
Comcast Corp., Senior Notes	3.150%	3/1/26	80,000	85,377
Comcast Corp., Senior Notes	3.300%	4/1/27	40,000	43,020
Comcast Corp., Senior Notes	4.150%	10/15/28	270,000	306,707
Comcast Corp., Senior Notes	3.400%	4/1/30	50,000	54,624
Comcast Corp., Senior Notes	4.250%	10/15/30	50,000	57,764
Comcast Corp., Senior Notes	3.250%	11/1/39	10,000	10,571
Comcast Corp., Senior Notes	3.750%	4/1/40	10,000	11,217

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	13

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	3.400%	7/15/46	10,000	$10,618
Comcast Corp., Senior Notes	4.000%	3/1/48	10,000	11,547
Comcast Corp., Senior Notes	3.999%	11/1/49	165,000	191,672
Comcast Corp., Senior Notes	2.800%	1/15/51	30,000	28,983
Comcast Corp., Senior Notes	2.887%	11/1/51	40,000	38,792	(a)
Comcast Corp., Senior Notes	2.937%	11/1/56	27,000	25,789	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	60,000	61,714
DISH DBS Corp., Senior Notes	7.750%	7/1/26	30,000	31,689
DISH DBS Corp., Senior Notes	5.125%	6/1/29	60,000	54,697
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	30,000	30,530	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	40,000	51,679
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	130,000	170,360
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	10,000	14,178
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	90,000	112,528
Total Media				2,809,549
Wireless Telecommunication Services — 0.7%
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	200,000	197,824	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	40,000	60,067
Sprint Corp., Senior Notes	7.625%	2/15/25	40,000	46,051
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	20,000	20,080
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	60,000	59,204
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	50,000	49,466
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	60,000	62,527
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	70,000	72,948	(a)
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	430,000	455,887
T-Mobile USA Inc., Senior Secured Notes	3.750%	4/15/27	20,000	21,668
T-Mobile USA Inc., Senior Secured Notes	2.050%	2/15/28	20,000	19,867
T-Mobile USA Inc., Senior Secured Notes	3.875%	4/15/30	190,000	207,998
T-Mobile USA Inc., Senior Secured Notes	2.550%	2/15/31	50,000	49,789
T-Mobile USA Inc., Senior Secured Notes	2.700%	3/15/32	180,000	181,312	(a)
T-Mobile USA Inc., Senior Secured Notes	3.000%	2/15/41	20,000	19,562
T-Mobile USA Inc., Senior Secured Notes	3.400%	10/15/52	160,000	159,560	(a)
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	100,000	112,616
Total Wireless Telecommunication Services				1,796,426
Total Communication Services				8,305,099

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Discretionary — 2.4%
Automobiles — 0.5%
Ford Motor Co., Senior Notes	3.250%	2/12/32	170,000	$174,420
Ford Motor Co., Senior Notes	4.750%	1/15/43	30,000	33,166
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	420,000	452,563
General Motors Co., Senior Notes	5.400%	10/2/23	30,000	32,124
General Motors Co., Senior Notes	6.125%	10/1/25	60,000	68,983
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	260,000	272,765	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	340,000	367,323	(a)
Total Automobiles				1,401,344
Diversified Consumer Services — 0.0%††
Prime Security Services Borrower LLC/ Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	70,000	75,238	(a)
Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	30,000	30,435	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	30,000	29,734	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	50,000	52,082	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	30,000	32,094	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	3.625%	2/15/32	30,000	29,892	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	30,000	30,930
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	30,000	30,562
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	360,000	359,320
McDonald’s Corp., Senior Notes	3.300%	7/1/25	60,000	63,655
McDonald’s Corp., Senior Notes	1.450%	9/1/25	10,000	10,098
McDonald’s Corp., Senior Notes	3.700%	1/30/26	150,000	161,535
McDonald’s Corp., Senior Notes	3.500%	3/1/27	20,000	21,618
McDonald’s Corp., Senior Notes	3.500%	7/1/27	90,000	97,674
McDonald’s Corp., Senior Notes	3.600%	7/1/30	250,000	276,507
McDonald’s Corp., Senior Notes	3.625%	9/1/49	10,000	11,087
McDonald’s Corp., Senior Notes	4.200%	4/1/50	90,000	109,227
Sands China Ltd., Senior Notes	3.800%	1/8/26	200,000	201,239
Sands China Ltd., Senior Notes	2.300%	3/8/27	200,000	188,487	(a)
Sands China Ltd., Senior Notes	2.850%	3/8/29	200,000	188,495	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	15

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	80,000	$79,316	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	200,000	185,500	(a)
Total Hotels, Restaurants & Leisure				2,189,487
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.350%	4/1/23	47,000	48,468
Newell Brands Inc., Senior Notes	4.700%	4/1/26	10,000	10,918
Total Household Durables				59,386
Internet & Direct Marketing Retail — 0.6%
Amazon.com Inc., Senior Notes	0.800%	6/3/25	100,000	98,935
Amazon.com Inc., Senior Notes	1.200%	6/3/27	120,000	118,445
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	140,495
Amazon.com Inc., Senior Notes	1.500%	6/3/30	60,000	58,210
Amazon.com Inc., Senior Notes	2.100%	5/12/31	50,000	50,728
Amazon.com Inc., Senior Notes	3.875%	8/22/37	80,000	94,186
Amazon.com Inc., Senior Notes	4.950%	12/5/44	50,000	68,398
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	109,383
Amazon.com Inc., Senior Notes	2.500%	6/3/50	90,000	85,940
Amazon.com Inc., Senior Notes	3.100%	5/12/51	190,000	203,353
Amazon.com Inc., Senior Notes	4.250%	8/22/57	20,000	25,683
Prosus NV, Senior Notes	3.061%	7/13/31	600,000	585,484	(a)
Total Internet & Direct Marketing Retail				1,639,240
Multiline Retail — 0.0%††
Dollar General Corp., Senior Notes	3.250%	4/15/23	10,000	10,245
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes	2.500%	4/15/27	60,000	62,612
Home Depot Inc., Senior Notes	3.900%	12/6/28	10,000	11,270
Home Depot Inc., Senior Notes	3.300%	4/15/40	70,000	76,041
Home Depot Inc., Senior Notes	3.900%	6/15/47	10,000	11,712
Home Depot Inc., Senior Notes	3.350%	4/15/50	180,000	196,823
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	40,000	46,481
Total Specialty Retail				404,939
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	10,000	10,483	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	50,000	53,500	(a)
NIKE Inc., Senior Notes	2.750%	3/27/27	70,000	74,205
NIKE Inc., Senior Notes	2.850%	3/27/30	80,000	85,129

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — continued
NIKE Inc., Senior Notes	3.250%	3/27/40	40,000	$43,601
NIKE Inc., Senior Notes	3.375%	3/27/50	110,000	124,621
Total Textiles, Apparel & Luxury Goods				391,539
Total Consumer Discretionary				6,171,418
Consumer Staples — 1.6%
Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	360,000	386,844
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	180,000	228,032
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	70,000	77,908
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	90,000	104,849
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	40,000	43,890
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	100,000	117,769
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.500%	6/1/50	140,000	172,951
Coca-Cola Co., Senior Notes	3.375%	3/25/27	60,000	64,847
Coca-Cola Co., Senior Notes	1.450%	6/1/27	90,000	89,535
Coca-Cola Co., Senior Notes	2.600%	6/1/50	40,000	39,167
PepsiCo Inc., Senior Notes	0.750%	5/1/23	100,000	100,159
PepsiCo Inc., Senior Notes	2.250%	3/19/25	10,000	10,340
PepsiCo Inc., Senior Notes	2.625%	3/19/27	10,000	10,477
PepsiCo Inc., Senior Notes	1.625%	5/1/30	80,000	77,669
PepsiCo Inc., Senior Notes	2.875%	10/15/49	30,000	31,544
Total Beverages				1,555,981
Food & Staples Retailing — 0.1%
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	90,000	87,285
Walmart Inc., Senior Notes	1.500%	9/22/28	50,000	49,728
Walmart Inc., Senior Notes	1.800%	9/22/31	20,000	19,822
Total Food & Staples Retailing				156,835
Food Products — 0.3%
Danone SA, Senior Notes	2.589%	11/2/23	220,000	225,645	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	20,000	19,751
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	20,000	22,765
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	20,000	24,506

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	17

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	10,000	$14,725
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	30,000	37,400
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	80,000	101,954
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	70,000	82,148
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	50,000	62,930
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	40,000	54,272
Mondelez International Inc., Senior Notes	1.500%	5/4/25	160,000	160,274
Total Food Products				806,370
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	20,000	21,164
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	50,000	54,388
Total Household Products				75,552
Tobacco — 0.6%
Altria Group Inc., Senior Notes	2.350%	5/6/25	20,000	20,485
Altria Group Inc., Senior Notes	4.400%	2/14/26	32,000	35,280
Altria Group Inc., Senior Notes	4.800%	2/14/29	13,000	14,676
Altria Group Inc., Senior Notes	2.450%	2/4/32	160,000	152,078
Altria Group Inc., Senior Notes	3.875%	9/16/46	40,000	38,781
Altria Group Inc., Senior Notes	5.950%	2/14/49	240,000	300,138
BAT Capital Corp., Senior Notes	3.557%	8/15/27	150,000	157,438
BAT Capital Corp., Senior Notes	4.540%	8/15/47	170,000	178,202
Cargill Inc., Senior Notes	1.375%	7/23/23	80,000	80,656	(a)
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	90,000	91,152
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	140,000	142,021
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	60,000	60,278
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	40,000	39,185
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	11,591
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	97,414
Total Tobacco				1,419,375
Total Consumer Staples				4,014,113
Energy — 5.2%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	4,000	4,304

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	$23,544
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	11,975
Total Energy Equipment & Services				39,823
Oil, Gas & Consumable Fuels — 5.2%
Apache Corp., Senior Notes	4.375%	10/15/28	100,000	108,942
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	181,053
Apache Corp., Senior Notes	5.250%	2/1/42	10,000	11,565
Apache Corp., Senior Notes	4.750%	4/15/43	10,000	11,000
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	91,366
Apache Corp., Senior Notes	5.350%	7/1/49	40,000	45,760
BP Capital Markets America Inc., Senior Notes	3.790%	2/6/24	20,000	21,063
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	130,000	138,787
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	60,000	66,266
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	170,000	167,804
BP Capital Markets PLC, Senior Notes	3.535%	11/4/24	40,000	42,629
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	110,000	117,233
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	20,000	20,848	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	290,000	303,303	(a)
Cheniere Energy Inc., Senior Secured Notes	4.625%	10/15/28	50,000	53,267
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	20,000	21,008
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	120,000	121,440	(a)
Chevron Corp., Senior Notes	1.554%	5/11/25	90,000	90,818
Chevron Corp., Senior Notes	2.954%	5/16/26	30,000	31,793
Chevron Corp., Senior Notes	1.995%	5/11/27	40,000	40,626
Chevron Corp., Senior Notes	3.078%	5/11/50	10,000	10,645
Chevron USA Inc., Senior Notes	3.850%	1/15/28	40,000	44,320
Chevron USA Inc., Senior Notes	3.250%	10/15/29	10,000	10,814
ConocoPhillips, Senior Notes	3.750%	10/1/27	50,000	54,846	(a)
ConocoPhillips, Senior Notes	4.300%	8/15/28	140,000	157,981	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	10,317
Continental Resources Inc., Senior Notes	3.800%	6/1/24	40,000	41,791
Continental Resources Inc., Senior Notes	2.268%	11/15/26	50,000	49,678	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	120,000	129,934
Continental Resources Inc., Senior Notes	5.750%	1/15/31	70,000	82,551	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	50,000	55,494

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	19

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Coterra Energy Inc., Senior Notes	4.375%	6/1/24	10,000	$10,580	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	190,000	204,317	(a)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	110,000	123,011	(a)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	20,000	26,201	(a)
Devon Energy Corp., Senior Notes	8.250%	8/1/23	70,000	76,500
Devon Energy Corp., Senior Notes	5.850%	12/15/25	100,000	114,440
Devon Energy Corp., Senior Notes	4.500%	1/15/30	40,000	42,960
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	289,071
Devon Energy Corp., Senior Notes	4.750%	5/15/42	30,000	34,811
Devon Energy Corp., Senior Notes	5.000%	6/15/45	140,000	169,622
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	30,000	31,143
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	30,000	31,661
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	20,000	21,230
Ecopetrol SA, Senior Notes	5.875%	5/28/45	390,000	373,606
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	90,000	90,337	(b)(c)
Energy Transfer LP, Senior Notes	2.900%	5/15/25	70,000	72,371
Energy Transfer LP, Senior Notes	4.950%	6/15/28	40,000	45,035
Energy Transfer LP, Senior Notes	5.250%	4/15/29	30,000	34,393
Energy Transfer LP, Senior Notes	3.750%	5/15/30	230,000	243,982
Energy Transfer LP, Senior Notes	5.300%	4/1/44	10,000	11,476
Energy Transfer LP, Senior Notes	5.400%	10/1/47	10,000	11,761
Energy Transfer LP, Senior Notes	6.250%	4/15/49	270,000	353,366
Energy Transfer LP, Senior Notes	5.000%	5/15/50	20,000	23,070
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	210,000	235,953
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	30,000	31,889
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	210,000	219,191
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	20,000	29,927
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	12,066
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	10,000	12,200
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	40,000	44,956

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	40,000	$42,083
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	40,000	43,321
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	32,801
EOG Resources Inc., Senior Notes	4.375%	4/15/30	20,000	23,134
EOG Resources Inc., Senior Notes	3.900%	4/1/35	90,000	102,195
EOG Resources Inc., Senior Notes	4.950%	4/15/50	120,000	163,418
EQT Corp., Senior Notes	3.000%	10/1/22	30,000	30,342
EQT Corp., Senior Notes	6.625%	2/1/25	10,000	11,288
EQT Corp., Senior Notes	3.900%	10/1/27	130,000	139,589
EQT Corp., Senior Notes	5.000%	1/15/29	30,000	33,268
EQT Corp., Senior Notes	3.625%	5/15/31	70,000	72,734	(a)
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	10,000	10,116
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	220,000	231,365
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	40,000	42,356
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	80,000	87,685
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	46,787
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	10,000	12,309
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	190,000	206,284
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	233,625	(a)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	20,000	20,686
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	10,668
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	10,000	12,292
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	60,000	64,889
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	40,000	44,484
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	60,000	84,385
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	130,000	164,733
MEG Energy Corp., Senior Notes	5.875%	2/1/29	20,000	20,967	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	10,000	11,429
MPLX LP, Senior Notes	2.650%	8/15/30	110,000	109,626
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	134,620
MPLX LP, Senior Notes	4.700%	4/15/48	140,000	161,911
MPLX LP, Senior Notes	5.500%	2/15/49	80,000	102,402
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	100,000	111,301

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	21

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	10,000	$11,144
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	92,406
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	50,000	50,803
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	10,000	10,290
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	70,000	93,547
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	140,000	178,780
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	86,202
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	72,731
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	38,972
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	30,000	30,807
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	70,000	68,706
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	50,000	50,081
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,114,000	1,198,720
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	240,000	279,622
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	30,000	31,995
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	100,000	99,447
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	150,000	165,127
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	20,000	19,438
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	90,000	86,928
Qatar Energy, Senior Notes	2.250%	7/12/31	210,000	208,551	(a)
Qatar Energy, Senior Notes	3.300%	7/12/51	200,000	206,605	(a)
Range Resources Corp., Senior Notes	5.000%	3/15/23	113,000	115,662
Range Resources Corp., Senior Notes	4.875%	5/15/25	40,000	41,352
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	110,000	119,693
Shell International Finance BV, Senior Notes	2.875%	5/10/26	140,000	148,638
Shell International Finance BV, Senior Notes	2.750%	4/6/30	80,000	83,646
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	12,497
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	194,847
Shell International Finance BV, Senior Notes	4.000%	5/10/46	40,000	46,629
Shell International Finance BV, Senior Notes	3.250%	4/6/50	80,000	85,342

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	50,000	$69,636
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	10,000	10,732
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	40,000	42,202
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	20,000	21,106
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	20,000	21,884
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	50,000	54,384
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	10,000	10,467	(a)
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	110,000	111,855	(a)
Western Midstream Operating LP, Senior Notes	4.350%	2/1/25	70,000	73,238
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	20,000	21,811
Western Midstream Operating LP, Senior Notes	5.300%	2/1/30	230,000	253,236
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	10,000	12,065
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	50,000	59,799
Western Midstream Operating LP, Senior Notes	6.500%	2/1/50	50,000	59,201
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.850%)	1.972%	1/13/23	30,000	29,961	(c)
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	50,000	51,113
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	70,000	75,628
Williams Cos. Inc., Senior Notes	3.500%	11/15/30	40,000	42,566
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	30,000	40,703
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	160,000	217,271
Williams Cos. Inc., Senior Notes	4.850%	3/1/48	40,000	48,721
Total Oil, Gas & Consumable Fuels				13,231,948
Total Energy				13,271,771

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	23

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 10.8%
Banks — 7.3%
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	$206,932
Banco Santander SA, Senior Notes	2.746%	5/28/25	400,000	413,768
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	92,487
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	161,742
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	197,407
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	240,000	241,328	(c)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	290,000	293,264	(c)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	323,000	329,750	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	861,000	919,846	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	190,000	195,690	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	140,023	(c)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	50,000	58,512	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	110,000	121,277	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	180,000	217,062	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	160,000	198,427	(c)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	138,940
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	40,000	44,081
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	210,000	231,867
Bank of Montreal, Senior Notes	1.850%	5/1/25	160,000	162,486
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	30,000	32,203	(c)

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	80,000	$79,599
Barclays Bank PLC, Senior Notes	1.700%	5/12/22	200,000	200,693
BNP Paribas SA, Senior Notes	4.400%	8/14/28	200,000	224,332	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	200,000	202,024	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	360,000	383,435	(a)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	221,847	(a)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	80,000	80,120
CIT Group Inc., Senior Notes	4.750%	2/16/24	60,000	63,524
CIT Group Inc., Senior Notes	5.250%	3/7/25	60,000	66,167
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	20,000	21,013	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	62,663
Citigroup Inc., Senior Notes	4.650%	7/30/45	145,000	183,270
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	90,000	91,027	(c)
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	660,000	659,946	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	530,000	535,162	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	70,000	73,431	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	110,000	125,753	(c)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	20,682
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	10,000	10,900
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	88,581
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	660,000	736,468
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	186,731
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	17,002
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	86,288
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	250,000	271,031
Credit Agricole SA, Senior Notes (1.907%to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	250,000	250,687	(a)(c)
Danske Bank A/S, Senior Notes	5.000%	1/12/22	200,000	200,178	(a)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	207,941	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	25

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	220,000	$237,511
HSBC Holdings PLC, Senior Notes (2.099%to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	230,000	231,667	(c)
HSBC Holdings PLC, Senior Notes (3.973%to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	250,000	271,438	(c)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	202,305	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	204,400	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	470,000	503,923	(a)
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	240,000	241,901	(c)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	250,000	253,932	(c)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	80,000	80,945	(c)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	260,000	261,752	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/40 then SOFR + 2.460%)	3.109%	4/22/41	190,000	197,170	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	40,000	41,440	(c)
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	300,000	321,625	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	220,000	232,063	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	140,000	156,739	(c)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	60,000	68,153	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	63,679
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	56,131
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	30,000	39,128

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	200,000	$213,764	(c)
NatWest Group PLC, Senior Notes (4.519%to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	209,296	(c)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	100,000	108,469
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	140,000	141,613
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	80,000	79,371
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	75,839
Swedbank AB, Senior Notes	1.300%	6/2/23	200,000	201,335	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	150,000	150,051
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	80,000	79,390
UniCredit SpA, Senior Notes	6.572%	1/14/22	430,000	430,627	(a)
US Bancorp, Senior Notes	1.450%	5/12/25	180,000	180,878
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	60,000	63,026
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	190,000	199,747
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	210,000	235,277
Wells Fargo & Co., Senior Notes (2.188%to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	150,000	152,764	(c)
Wells Fargo & Co., Senior Notes (4.478%to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	260,000	302,320	(c)
Wells Fargo & Co., Senior Notes (5.013%to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	970,000	1,327,256	(c)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	54,552
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	60,000	66,898
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	220,000	266,941
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	378,125
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	47,519
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	170,000	212,672
Total Banks				18,591,219
Capital Markets — 2.5%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	50,000	50,497
Credit Suisse AG, Senior Notes	2.950%	4/9/25	250,000	261,876
Credit Suisse Group AG, Senior Notes	4.550%	4/17/26	250,000	275,720
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	276,005	(a)(c)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	100,000	102,583
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	42,346

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	27

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	$200,441
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	100,000	105,818
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	100,000	106,626
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	145,650
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	20,000	25,801
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	970,000	977,042	(c)
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR + 1.472%)	2.908%	7/21/42	30,000	29,883	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	150,000	161,646	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	160,000	174,181	(c)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	260,000	289,047	(c)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR + 1.513%)	3.210%	4/22/42	20,000	20,780	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	100,000	109,157
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	269,860
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	140,000	182,497
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	330,000	336,727	(c)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	270,000	270,031	(c)
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	270,000	294,519	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	230,000	250,475	(c)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	60,000	57,840	(c)
UBS AG, Senior Notes	1.750%	4/21/22	200,000	200,639	(a)
UBS AG, Senior Notes	4.500%	6/26/48	200,000	261,763	(a)

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	350,000	$377,631	(a)(b)(c)
UBS Group AG, Senior Notes	4.253%	3/23/28	300,000	332,471	(a)
Total Capital Markets				6,189,552
Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	750,000	756,583
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	580,000	591,374
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	30,000	30,931
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	7,000	7,155	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	10,000	10,324	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	50,000	53,644	(a)
USAA Capital Corp., Senior Notes	2.125%	5/1/30	150,000	150,282	(a)
Vanguard Group Inc.	3.050%	8/22/50	120,000	117,347	(d)(e)
Total Diversified Financial Services				1,717,640
Insurance — 0.3%
American International Group Inc., Senior Notes	2.500%	6/30/25	40,000	41,277
American International Group Inc., Senior Notes	3.750%	7/10/25	130,000	139,216
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	150,000	184,634
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	30,000	29,742	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	60,000	59,175	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	30,000	29,667	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000	11,978	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	230,000	296,188	(a)
Total Insurance				791,877
Total Financials				27,290,288
Health Care — 3.1%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	2.300%	11/21/22	300,000	304,252

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	29

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
AbbVie Inc., Senior Notes	3.750%	11/14/23	20,000	$20,948
AbbVie Inc., Senior Notes	2.600%	11/21/24	350,000	363,384
AbbVie Inc., Senior Notes	3.800%	3/15/25	170,000	181,086
AbbVie Inc., Senior Notes	3.600%	5/14/25	90,000	95,783
AbbVie Inc., Senior Notes	2.950%	11/21/26	70,000	73,811
AbbVie Inc., Senior Notes	3.200%	11/21/29	190,000	203,357
AbbVie Inc., Senior Notes	4.250%	11/21/49	100,000	120,532
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	37,201
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	52,893
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	50,000	53,911
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	63,502
Total Biotechnology				1,570,660
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	86,000	95,095
Abbott Laboratories, Senior Notes	4.750%	11/30/36	80,000	102,258
Abbott Laboratories, Senior Notes	4.900%	11/30/46	40,000	54,818
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	68,000	71,229
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	9,000	9,572
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	8,000	10,097
Danaher Corp., Senior Notes	2.800%	12/10/51	100,000	98,868
Medtronic Inc., Senior Notes	3.500%	3/15/25	50,000	53,272
Roche Holdings Inc., Senior Notes	2.607%	12/13/51	200,000	196,788	(a)
Total Health Care Equipment & Supplies				691,997
Health Care Providers & Services — 1.2%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	30,749
Anthem Inc., Senior Notes	2.950%	12/1/22	90,000	91,768
Anthem Inc., Senior Notes	3.350%	12/1/24	50,000	52,849
Anthem Inc., Senior Notes	3.650%	12/1/27	90,000	98,808
Centene Corp., Senior Notes	4.625%	12/15/29	10,000	10,802
Centene Corp., Senior Notes	3.375%	2/15/30	10,000	10,201
Cigna Corp., Senior Notes	3.750%	7/15/23	69,000	71,779
Cigna Corp., Senior Notes	4.125%	11/15/25	70,000	76,610
Cigna Corp., Senior Notes	4.375%	10/15/28	160,000	181,963
CVS Health Corp., Senior Notes	2.750%	12/1/22	60,000	60,842
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	172,091
CVS Health Corp., Senior Notes	3.625%	4/1/27	30,000	32,577
CVS Health Corp., Senior Notes	4.300%	3/25/28	136,000	152,742
CVS Health Corp., Senior Notes	3.750%	4/1/30	90,000	98,777
CVS Health Corp., Senior Notes	2.125%	9/15/31	80,000	78,430

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CVS Health Corp., Senior Notes	4.125%	4/1/40	20,000	$23,008
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	195,439
CVS Health Corp., Senior Notes	5.050%	3/25/48	300,000	392,923
HCA Inc., Senior Notes	5.375%	2/1/25	20,000	22,006
HCA Inc., Senior Notes	5.375%	9/1/26	60,000	67,503
HCA Inc., Senior Notes	5.625%	9/1/28	100,000	117,017
HCA Inc., Senior Notes	3.500%	9/1/30	30,000	31,766
HCA Inc., Senior Secured Notes	5.250%	4/15/25	30,000	33,213
HCA Inc., Senior Secured Notes	5.250%	6/15/26	30,000	33,769
HCA Inc., Senior Secured Notes	4.500%	2/15/27	40,000	44,088
HCA Inc., Senior Secured Notes	5.500%	6/15/47	30,000	39,350
Humana Inc., Senior Notes	4.500%	4/1/25	20,000	21,813
Humana Inc., Senior Notes	3.950%	3/15/27	320,000	349,986
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	10,000	10,144
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	30,000	31,211
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	40,000	43,407
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	20,000	19,942
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	40,000	44,871
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	30,000	29,813
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	20,000	24,828
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	25,585
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	100,000	115,366
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	30,000	30,643
UnitedHealth Group Inc., Senior Notes	3.250%	5/15/51	110,000	119,244
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	50,000	60,020
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	10,000	10,351
Total Health Care Providers & Services				3,158,294
Pharmaceuticals — 1.0%
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	90,000	85,669	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	20,000	19,828	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	10,000	10,175	(a)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	110,000	110,922
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	71,000	74,339
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	10,000	10,830
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	160,000	172,220
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	90,000	98,643
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	84,000	111,828
Johnson & Johnson, Senior Notes	0.550%	9/1/25	50,000	48,987

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	31

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Johnson & Johnson, Senior Notes	0.950%	9/1/27	110,000	$107,662
Johnson & Johnson, Senior Notes	2.100%	9/1/40	100,000	94,836
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	50,000	47,926
Merck & Co. Inc., Senior Notes	2.750%	12/10/51	120,000	118,968
Pfizer Inc., Senior Notes	0.800%	5/28/25	120,000	118,660
Pfizer Inc., Senior Notes	2.625%	4/1/30	90,000	94,919
Pfizer Inc., Senior Notes	1.700%	5/28/30	70,000	68,642
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	100,000	100,287
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	150,000	150,717
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	340,000	320,134
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	460,000	451,743
Wyeth LLC, Senior Notes	5.950%	4/1/37	10,000	14,106
Total Pharmaceuticals				2,432,041
Total Health Care				7,852,992
Industrials — 2.6%
Aerospace & Defense — 1.2%
Boeing Co., Senior Notes	4.875%	5/1/25	270,000	295,629
Boeing Co., Senior Notes	2.196%	2/4/26	110,000	110,063
Boeing Co., Senior Notes	3.100%	5/1/26	20,000	20,861
Boeing Co., Senior Notes	2.700%	2/1/27	40,000	40,700
Boeing Co., Senior Notes	2.800%	3/1/27	50,000	51,058
Boeing Co., Senior Notes	3.200%	3/1/29	130,000	133,923
Boeing Co., Senior Notes	5.150%	5/1/30	230,000	268,192
Boeing Co., Senior Notes	3.250%	2/1/35	140,000	141,302
Boeing Co., Senior Notes	3.550%	3/1/38	20,000	20,419
Boeing Co., Senior Notes	5.705%	5/1/40	170,000	218,665
Boeing Co., Senior Notes	3.750%	2/1/50	80,000	83,368
Boeing Co., Senior Notes	5.805%	5/1/50	240,000	325,610
Boeing Co., Senior Notes	5.930%	5/1/60	10,000	13,915
General Dynamics Corp., Senior Notes	3.250%	4/1/25	20,000	21,155
General Dynamics Corp., Senior Notes	3.500%	5/15/25	20,000	21,337
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	12,234
General Dynamics Corp., Senior Notes	4.250%	4/1/50	40,000	51,143
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	10,000	13,164
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	10,000	10,185

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	60,000	$65,008
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	36,715
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	150,000	156,360
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	180,000	192,802
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	130,000	182,560
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	40,000	42,037
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	80,000	86,815
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	70,000	78,368
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	70,000	69,885
Raytheon Technologies Corp., Senior Notes	4.500%	6/1/42	180,000	223,020
Total Aerospace & Defense				2,986,493
Airlines — 0.5%
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	60,000	60,002
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	30,000	30,682
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	60,000	61,218
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	100,000	117,836
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	540,000	617,918	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	90,000	94,647	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	80,000	87,423	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	90,000	96,210	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	60,000	66,310	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	60,000	62,000	(a)
United Airlines Pass-Through Trust	4.750%	4/11/22	37,054	37,431
United Airlines Pass-Through Trust	4.625%	9/3/22	31,127	31,685
Total Airlines				1,363,362
Building Products — 0.0%††
Carrier Global Corp., Senior Notes	3.577%	4/5/50	10,000	10,661
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	180,000	180,731
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	160,000	175,161
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	50,000	51,500	(a)
Republic Services Inc., Senior Notes	2.500%	8/15/24	80,000	82,375
Total Commercial Services & Supplies				489,767

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	33

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	220,000	$224,151
Eaton Corp., Senior Notes	4.150%	11/2/42	20,000	23,434
Total Electrical Equipment				247,585
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	2.375%	8/26/29	80,000	82,146
3M Co., Senior Notes	3.050%	4/15/30	20,000	21,468
3M Co., Senior Notes	3.700%	4/15/50	100,000	117,525
General Electric Co., Senior Notes	6.750%	3/15/32	33,000	45,060
Honeywell International Inc., Senior Notes	1.350%	6/1/25	60,000	60,284
Total Industrial Conglomerates				326,483
Machinery — 0.1%
Deere & Co., Senior Notes	3.100%	4/15/30	10,000	10,789
Deere & Co., Senior Notes	3.750%	4/15/50	100,000	118,427
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	40,000	40,696
Total Machinery				169,912
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	2.875%	6/15/52	70,000	70,195
Canadian Pacific Railway Co., Senior Notes	3.000%	12/2/41	40,000	40,981
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	120,000	123,637
Union Pacific Corp., Senior Notes	3.750%	7/15/25	70,000	75,678
Union Pacific Corp., Senior Notes	2.891%	4/6/36	190,000	199,414
Union Pacific Corp., Senior Notes	3.839%	3/20/60	180,000	212,614
Union Pacific Corp., Senior Notes	3.750%	2/5/70	40,000	45,482
Total Road & Rail				768,001
Trading Companies & Distributors — 0.1%
Air Lease Corp., Senior Notes	3.375%	7/1/25	50,000	52,214
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	20,000	20,786
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	20,000	21,052
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	108,392
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	70,000	71,170
Total Trading Companies & Distributors				273,614
Total Industrials				6,635,878

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 1.6%
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	200,000	$209,034
Mastercard Inc., Senior Notes	3.850%	3/26/50	20,000	24,099
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	80,000	80,676
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	70,000	70,910
Visa Inc., Senior Notes	3.150%	12/14/25	150,000	160,191
Visa Inc., Senior Notes	4.300%	12/14/45	130,000	163,940
Total IT Services				708,850
Semiconductors & Semiconductor Equipment — 0.6%
Broadcom Inc., Senior Notes	3.137%	11/15/35	370,000	372,603	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	43,196
Intel Corp., Senior Notes	1.600%	8/12/28	70,000	69,207
Intel Corp., Senior Notes	4.750%	3/25/50	90,000	120,147
Intel Corp., Senior Notes	3.050%	8/12/51	30,000	30,743
NVIDIA Corp., Senior Notes	2.850%	4/1/30	140,000	148,853
NVIDIA Corp., Senior Notes	3.500%	4/1/40	110,000	123,864
NVIDIA Corp., Senior Notes	3.500%	4/1/50	300,000	342,805
NVIDIA Corp., Senior Notes	3.700%	4/1/60	70,000	83,927
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	50,000	51,722	(a)
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	50,000	49,088
Total Semiconductors & Semiconductor Equipment				1,436,155
Software — 0.6%
Microsoft Corp., Senior Notes	2.400%	2/6/22	210,000	210,026
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	208,263
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	73,268
Microsoft Corp., Senior Notes	2.400%	8/8/26	170,000	178,081
Microsoft Corp., Senior Notes	3.300%	2/6/27	220,000	239,901
Microsoft Corp., Senior Notes	3.450%	8/8/36	5,000	5,765
Microsoft Corp., Senior Notes	2.525%	6/1/50	110,000	107,580
Microsoft Corp., Senior Notes	2.921%	3/17/52	5,000	5,322
Microsoft Corp., Senior Notes	2.675%	6/1/60	8,000	8,001
Microsoft Corp., Senior Notes	3.041%	3/17/62	42,000	45,066
Oracle Corp., Senior Notes	1.650%	3/25/26	220,000	218,485
Oracle Corp., Senior Notes	2.875%	3/25/31	240,000	241,718
salesforce.com Inc., Senior Notes	3.250%	4/11/23	50,000	51,588
salesforce.com Inc., Senior Notes	3.700%	4/11/28	30,000	33,315
Total Software				1,626,379

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	35

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., Senior Notes	1.125%	5/11/25	200,000	$199,526
Apple Inc., Senior Notes	2.450%	8/4/26	100,000	104,536
Total Technology Hardware, Storage & Peripherals				304,062
Total Information Technology				4,075,446
Materials — 1.2%
Chemicals — 0.2%
OCP SA, Senior Notes	3.750%	6/23/31	200,000	194,928	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	300,000	295,744	(a)
Total Chemicals				490,672
Containers & Packaging — 0.0%††
Ball Corp., Senior Notes	3.125%	9/15/31	60,000	59,338
Metals & Mining — 0.9%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	315,112	(a)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	190,000	258,853
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	170,000	225,302
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	10,000	10,727
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	30,000	32,225
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	110,000	138,494
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	20,000	20,318	(a)
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	60,000	62,474	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	140,000	147,284	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	138,914	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	80,000	86,370	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	70,000	75,399	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	567,178
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	10,000	12,829
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	149,000	198,242
Total Metals & Mining				2,289,721
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	200,000	203,598
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	100,000	96,924
Total Paper & Forest Products				300,522
Total Materials				3,140,253
Utilities — 0.6%
Electric Utilities — 0.6%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	50,000	50,520	(a)

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	97,000	$132,226
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	110,000	145,077
FirstEnergy Corp., Senior Notes	4.750%	3/15/23	220,000	229,075
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	30,000	29,025
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	200,000	215,570
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	240,000	324,456
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	150,000	178,741
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	130,000	130,001
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	40,000	38,649
Pacific Gas and Electric Co., Secured Bonds	2.500%	2/1/31	50,000	47,687
Total Electric Utilities				1,521,027
Multi-Utilities — 0.0%††
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	40,000	43,064
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	20,000	22,911
Total Multi-Utilities				65,975
Total Utilities				1,587,002
Total Corporate Bonds & Notes (Cost — $77,608,455)				82,344,260
U.S. Government & Agency Obligations — 27.9%
U.S. Government Obligations — 27.9%
U.S. Treasury Bonds	1.125%	8/15/40	2,100,000	1,834,219
U.S. Treasury Bonds	1.375%	11/15/40	240,000	218,794
U.S. Treasury Bonds	1.875%	2/15/41	690,000	683,181
U.S. Treasury Bonds	2.250%	5/15/41	730,000	767,184
U.S. Treasury Bonds	1.750%	8/15/41	1,240,000	1,202,606
U.S. Treasury Bonds	2.000%	11/15/41	2,670,000	2,701,289
U.S. Treasury Bonds	2.000%	2/15/50	880,000	894,197
U.S. Treasury Bonds	1.250%	5/15/50	3,610,000	3,066,949
U.S. Treasury Bonds	1.375%	8/15/50	5,400,000	4,732,383
U.S. Treasury Bonds	1.625%	11/15/50	2,590,000	2,413,860
U.S. Treasury Bonds	1.875%	2/15/51	3,750,000	3,711,621
U.S. Treasury Bonds	2.375%	5/15/51	500,000	552,422
U.S. Treasury Bonds	2.000%	8/15/51	1,460,000	1,488,744
U.S. Treasury Bonds	1.875%	11/15/51	1,090,000	1,081,655
U.S. Treasury Notes	0.250%	11/15/23	10,000	9,919

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	37

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.250%	5/31/25	400,000	$389,156
U.S. Treasury Notes	0.250%	6/30/25	390,000	378,955
U.S. Treasury Notes	0.250%	9/30/25	40,000	38,741
U.S. Treasury Notes	0.250%	10/31/25	50,000	48,332
U.S. Treasury Notes	0.375%	1/31/26	1,540,000	1,490,251
U.S. Treasury Notes	0.750%	3/31/26	310,000	304,139
U.S. Treasury Notes	0.750%	4/30/26	2,300,000	2,254,629
U.S. Treasury Notes	0.750%	5/31/26	1,900,000	1,861,109
U.S. Treasury Notes	1.125%	10/31/26	1,650,000	1,639,430
U.S. Treasury Notes	1.250%	11/30/26	1,600,000	1,599,250
U.S. Treasury Notes	0.625%	11/30/27	1,540,000	1,475,332
U.S. Treasury Notes	0.625%	12/31/27	771,800	738,667
U.S. Treasury Notes	0.750%	1/31/28	3,590,000	3,457,899
U.S. Treasury Notes	1.250%	3/31/28	1,540,000	1,526,645
U.S. Treasury Notes	1.250%	4/30/28	7,350,000	7,284,826
U.S. Treasury Notes	1.250%	5/31/28	1,910,000	1,891,571
U.S. Treasury Notes	1.250%	6/30/28	2,670,000	2,643,300
U.S. Treasury Notes	1.000%	7/31/28	1,690,000	1,645,703
U.S. Treasury Notes	1.125%	8/31/28	3,370,000	3,305,496
U.S. Treasury Notes	1.250%	9/30/28	1,970,000	1,947,530
U.S. Treasury Notes	1.375%	10/31/28	3,050,000	3,038,562
U.S. Treasury Notes	1.375%	12/31/28	1,430,000	1,423,967
U.S. Treasury Notes	1.625%	5/15/31	1,740,000	1,762,701
U.S. Treasury Notes	1.250%	8/15/31	1,770,000	1,731,005
U.S. Treasury Notes	1.375%	11/15/31	1,030,000	1,017,286
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	950,000	564,354
Total U.S. Government & Agency Obligations (Cost — $72,250,750)				70,817,859
Mortgage-Backed Securities — 12.1%
FHLMC — 4.2%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/32-9/1/49	264,124	278,035
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33- 5/1/50	649,765	694,151
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	6/1/38	808,319	890,816
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	6/1/41-11/1/48	157,054	174,722
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	9/1/41-12/1/51	2,286,057	2,291,075

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	12/1/41-1/1/52	200,000	$201,486	(f)
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	11/1/50-9/1/51	1,028,504	1,056,924
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.620%)	2.875%	11/1/47	168,933	174,533	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.622%)	3.090%	2/1/50	170,684	176,439	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.628%)	3.016%	11/1/48	329,502	340,383	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	6/1/43	1,867,554	2,046,989
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/45	354,955	382,048
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46-5/1/47	1,787,952	1,890,662
Total FHLMC				10,598,263
FNMA — 6.4%
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	57,982	63,419
Federal National Mortgage Association (FNMA)	2.260%	4/1/30	96,674	100,845
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-9/1/50	2,205,400	2,353,148
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-11/1/50	3,031,193	3,194,368
Federal National Mortgage Association (FNMA)	2.500%	9/1/36-10/1/51	2,693,785	2,773,012
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-6/1/57	1,109,549	1,220,832
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	39,673	45,834
Federal National Mortgage Association (FNMA)	2.000%	10/1/41-11/1/51	2,570,246	2,570,797
Federal National Mortgage Association (FNMA)	2.000%	12/1/41	200,000	202,734	(f)
Federal National Mortgage Association (FNMA)	4.500%	6/1/47- 1/1/59	862,231	951,746
Federal National Mortgage Association (FNMA)	5.000%	11/1/48	148,278	162,309

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	39

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.000%	1/1/52-2/1/52	300,000	$298,654	(g)
Federal National Mortgage Association (FNMA)	2.500%	1/1/52-2/1/52	1,700,000	1,733,270	(g)
Federal National Mortgage Association (FNMA)	3.000%	1/1/52-2/1/52	400,000	414,264	(g)
Federal National Mortgage Association (FNMA)	3.500%	2/1/52	300,000	315,395	(g)
Total FNMA				16,400,627
GNMA — 1.5%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-10/15/42	116,259	121,918
Government National Mortgage Association (GNMA)	3.500%	5/15/50	67,452	71,543
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-11/20/49	1,023,377	1,093,133
Government National Mortgage Association (GNMA) II	3.500%	1/20/46-10/20/47	932,946	986,938
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-9/20/51	377,638	391,157
Government National Mortgage Association (GNMA) II	4.500%	8/20/47-4/20/49	719,626	763,355
Government National Mortgage Association (GNMA) II	3.000%	1/1/52	400,000	413,892	(g)
Total GNMA				3,841,936
Total Mortgage-Backed Securities (Cost — $30,462,914)				30,840,826
Sovereign Bonds — 10.0%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	37,763	13,784
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	445,677	157,105
Argentine Republic Government International Bond, Senior Notes, Step bond (1.125% to 7/9/22 then 1.500%)	1.125%	7/9/35	194,523	62,493

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Argentine Republic Government International Bond, Senior Notes, Step bond (2.500% to 7/9/22 then 3.500%)	2.500%	7/9/41	380,000		$134,710
Provincia de Buenos Aires, Senior Notes, Step bond (3.900% to 9/1/22 then 5.250%)	3.900%	9/1/37	173,500		74,388	(a)
Total Argentina					442,480
Brazil — 1.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	6,348,000	BRL	1,121,599
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,959,000	BRL	346,098
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	1,155,000	BRL	202,252
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	5,279,000	BRL	909,660
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	200,000		209,189
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	510,000		479,655
Total Brazil					3,268,453
China — 2.3%
China Government Bond	3.290%	5/23/29	27,500,000	CNY	4,436,150
China Government Bond, Senior Notes	3.390%	5/21/25	1,500,000	CNY	241,891	(h)
China Government Bond, Senior Notes	3.310%	11/30/25	7,500,000	CNY	1,213,154	(h)
Total China					5,891,195
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	200,000		167,500
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		233,069
Total Colombia					400,569
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	200,000		207,518	(a)
Indonesia — 1.5%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	390,000		393,687	(h)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	500,000		573,863

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	41

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	290,000		$307,390
Indonesia Treasury Bond	7.000%	5/15/27	13,823,000,000	IDR	1,041,602
Indonesia Treasury Bond	6.500%	2/15/31	16,713,000,000	IDR	1,185,066
Indonesia Treasury Bond	6.375%	4/15/32	1,447,000,000	IDR	102,389
Indonesia Treasury Bond	7.500%	6/15/35	2,348,000,000	IDR	172,857
Total Indonesia					3,776,854
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	200,000		213,034
Kenya — 0.1%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		211,797	(h)
Kuwait — 0.2%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	470,000		512,749	(a)
Mexico — 1.9%
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	104,673
Mexican Bonos, Bonds	8.000%	11/7/47	57,490,000	MXN	2,786,980
Mexican Bonos, Senior Notes	7.750%	11/13/42	34,000,000	MXN	1,613,063
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	430,000		459,801
Total Mexico					4,964,517
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		200,149	(a)
Panama — 0.1%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	210,000		199,657
Peru — 0.0%††
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	120,000		169,141
Poland — 0.1%
Republic of Poland Government International Bond, Senior Notes	4.000%	1/22/24	220,000		233,050

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Qatar — 0.3%
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	330,000		$433,610	(a)
Qatar Government International Bond, Senior Notes	4.400%	4/16/50	200,000		248,887	(a)
Total Qatar					682,497
Russia — 1.3%
Russian Federal Bond — OFZ	7.000%	8/16/23	39,550,000	RUB	517,214
Russian Federal Bond — OFZ	8.150%	2/3/27	7,520,000	RUB	99,712
Russian Federal Bond — OFZ	7.050%	1/19/28	67,452,000	RUB	845,351
Russian Federal Bond — OFZ	6.900%	5/23/29	62,801,000	RUB	774,002
Russian Federal Bond — OFZ	7.650%	4/10/30	43,880,000	RUB	564,273
Russian Federal Bond — OFZ	7.700%	3/16/39	37,190,000	RUB	471,309
Total Russia					3,271,861
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	760,000		771,779	(a)
Total Sovereign Bonds (Cost — $26,940,937)					25,417,300
Collateralized Mortgage Obligations (i) — 7.4%
280 Park Avenue Mortgage Trust, 2017- 280P F (1 mo. USD LIBOR + 2.827%)	2.937%	9/15/34	410,000		406,048	(a)(c)
BANK, 2017-BNK5 A5	3.390%	6/15/60	640,000		688,934
BANK, 2017-BNK7 A5	3.435%	9/15/60	190,000		205,096
BANK, 2017-BNK7 XA, IO	0.762%	9/15/60	3,154,328		104,304	(c)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000		360,080	(a)(c)
Benchmark Mortgage Trust, 2020-IG1 AS	2.909%	9/15/43	500,000		514,640	(c)
BRAVO Residential Funding Trust, 2021- NQM2 A1	0.970%	3/25/60	86,334		85,922	(a)(c)
BX Commercial Mortgage Trust, 2018-IND G (1 mo. USD LIBOR + 2.050%)	2.160%	11/15/35	238,000		237,743	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-2A B1	0.645%	5/25/35	150,345		135,711	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	0.352%	8/25/35	325,440		323,932	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	0.402%	8/25/35	355,102		355,098	(a)(c)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	109,741		108,214	(a)(c)
Cold Storage Trust, 2020-ICE5 A (1 mo. USD LIBOR + 0.900%)	1.010%	11/15/37	589,794		590,003	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	43

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.326%	6/15/50	500,000	$499,317	(c)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	640,000	499,626	(a)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.600%)	5.710%	7/15/32	714,000	657,587	(a)(c)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	359,111	365,030	(a)(c)
CSMC Trust, 2019-AFC1 A1, Step bond	2.573%	7/25/49	164,949	166,526	(a)
CSMC Trust, 2019-RIO A (1 mo. USD LIBOR + 3.024%, 4.024% floor)	4.024%	12/15/22	480,000	480,670	(a)(c)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	1.844%	7/25/47	206,807	210,435	(a)(c)
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	86,259	85,278	(a)(c)
CSMC Trust, 2021-NQM3 A3	1.632%	4/25/66	100,770	99,681	(a)(c)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	144,799	143,667	(a)(c)
CSMC Trust, 2021-RPL2 A1	2.000%	1/25/60	88,487	88,708	(a)(c)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	108,202	108,192	(a)(c)
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	103,995	102,188	(a)(c)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR + 0.701%)	0.811%	11/15/38	120,000	119,467	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K736 X1, IO	1.311%	7/25/26	1,037,330	50,334	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K1517 X1, IO	1.331%	7/25/35	139,828	20,045	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	6.320%	2/15/37	1,703,617	300,863	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	75,035	9,639
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	177,949	25,906
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	93,181	13,691
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	92,327	11,762
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	196,790	26,688

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	1.953%	2/25/50	174,660	$175,412	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	1.850%	1/25/51	120,000	120,365	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.726%	2/15/38	29,500	1,573	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	3.553%	10/25/29	460,000	473,799	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	4.703%	12/25/42	670,000	700,797	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.350%	8/25/33	110,000	112,121	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2 (1 mo. USD LIBOR + 2.150%)	2.253%	10/25/30	336,026	340,410	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	4.353%	1/25/31	200,000	210,051	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	2.153%	1/25/40	68,721	69,045	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1 M2 (30 Day Average SOFR + 1.650%)	1.700%	12/25/41	520,000	521,391	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.353%	2/25/43	55,165	60,662	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.121%	4/25/28	97,678	105,841	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	199,790	214,024	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	1.416%	8/25/55	261,430	10,402	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	45

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	103,043	$95,155
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	86,912	12,883
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	11,407	11,439	(a)(c)
Freddie Mac Multiclass Certificates Series, 2020-RR07 BX, IO	2.608%	10/27/28	3,000,000	446,458
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	5.946%	3/20/42	432,993	83,152	(c)
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	6.493%	4/16/42	234,938	51,513	(c)
Government National Mortgage Association (GNMA), 2013-101 IO, IO	0.217%	10/16/54	3,419,508	53,961	(c)
Government National Mortgage Association (GNMA), 2013-107 AD	2.768%	11/16/47	51,545	52,757	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	3.367%	6/16/48	6,091	6,399	(c)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.492%	8/16/54	579,368	9,381	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	142,881	22,534
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	1,037,735	183,250
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	5.993%	10/16/46	280,240	73,004	(c)
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	90,695	11,604
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	90,463	12,092
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	92,694	12,796
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	185,038	24,494
Government National Mortgage Association (GNMA), 2020-H04 FP (1 mo. USD LIBOR + 0.500%)	0.581%	6/20/69	233,196	234,391	(c)

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
Government National Mortgage Association (GNMA), 2020-H9 FL (1 mo. USD LIBOR + 1.150%)	1.254%	5/20/70	165,538	$173,127	(c)
Government National Mortgage Association (GNMA), 2020-H9 NF (1 mo. USD LIBOR + 1.250%)	1.354%	4/20/70	73,717	75,835	(c)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.550%)	1.660%	9/15/31	508,281	463,743	(a)(c)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 2.750%)	2.860%	9/15/31	508,281	418,886	(a)(c)
GS Mortgage Securities Corp. Trust, 2021- ROSS A (1 mo. USD LIBOR + 1.150%)	1.260%	5/15/26	290,000	288,874	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	1.619%	5/15/28	114,920	99,636	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000	207,654
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	96,143	96,908	(a)(c)
Legacy Mortgage Asset Trust, 2021-GS5 A1, Step Bond	2.250%	7/25/67	117,972	117,732	(a)
MHC Trust, 2021-MHC2 A (1 mo. USD LIBOR + 0.850%)	0.960%	5/15/23	110,000	109,574	(a)(c)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.261%	12/12/49	13,789	4,990	(c)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	0.960%	11/15/34	281,410	281,046	(a)(c)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	250,000	262,975	(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.400%)	1.510%	5/15/36	330,000	326,385	(a)(c)
Morgan Stanley Resecuritization Trust, 2015-R3 7A2 (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.770%)	0.854%	4/26/47	475,933	476,840	(a)(c)
Morgan Stanley Resecuritization Trust, 2015-R3 9A1 (1 mo. USD LIBOR + 0.260%)	0.612%	4/26/47	27,232	27,398	(a)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	473,811	501,083	(a)(c)
New Residential Mortgage Loan Trust, 2017-6A A1	4.000%	8/27/57	283,597	297,721	(a)(c)
New Residential Mortgage Loan Trust, 2018-RPL1 M2	3.500%	12/25/57	240,000	247,912	(a)(c)
New Residential Mortgage Loan Trust, 2019-RPL3 A1	2.750%	7/25/59	85,639	87,343	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	47

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (i) — continued
New Residential Mortgage Loan Trust, 2021-NQM3 A1	1.156%	11/27/56	105,238	$104,675	(a)(c)
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	263,783	261,813	(a)(c)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	102,110	101,249	(a)(c)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	137,827	136,144	(a)(c)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	242,201	239,016	(a)(c)
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. USD LIBOR + 1.150%)	1.260%	5/15/38	140,000	140,239	(a)(c)
SREIT Trust, 2021-MFP2 A (1 mo. USD LIBOR + 0.822%)	0.922%	11/15/36	120,000	119,587	(a)(c)
VLS Commercial Mortgage Trust, 2020-LAB B	2.453%	10/10/42	210,000	208,281	(a)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	39,188	39,746	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.179%	3/15/50	1,901,838	99,304	(c)
ZH Trust, 2021-2 A	2.349%	10/17/27	150,000	149,335	(a)
Total Collateralized Mortgage Obligations (Cost — $19,125,894)				18,879,232
Senior Loans — 5.5%
Communication Services — 1.0%
Diversified Telecommunication Services — 0.2%
Delta TopCo Inc., First Lien Term Loan (the greater of 6 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	12/1/27	59,700	59,839	(c)(j)(k)
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.854%	3/1/27	235,410	232,762	(c)(j)(k)
Zayo Group Holdings Inc., Initial Dollar Term Loan (1 mo. USD LIBOR + 3.000%)	3.104%	3/9/27	140,000	138,352	(c)(j)(k)
Total Diversified Telecommunication Services				430,953
Entertainment — 0.0%††
Go Daddy Operating Co. LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.854%	2/15/24	49,241	49,001	(c)(j)(k)
Interactive Media & Services — 0.1%
Rackspace Technology Global Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	2/9/28	129,025	128,231	(c)(j)(k)
Media — 0.7%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.860%	4/30/25	298,168	297,853	(c)(j)(k)

See Notes to Financial Statements.

48	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.850%	2/1/27	39,198	$38,873	(c)(j)(k)
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	3.104%	5/1/26	164,138	163,230	(c)(j)(k)
Nexstar Broadcasting Inc., Term Loan B4 (3 mo. USD LIBOR + 2.500%)	2.599%	9/18/26	271,966	271,797	(c)(j)(k)
Numericable U.S. LLC, USD Term Loan B12 (3 mo. USD LIBOR + 3.688%)	3.811%	1/31/26	127,838	126,959	(c)(j)(k)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (1 mo. USD LIBOR + 3.500%)	3.604%	12/17/26	107,762	107,398	(c)(j)(k)
Univision Communications Inc., 2021 Replacement Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/15/26	281,044	282,031	(c)(j)(k)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.610%	1/31/28	280,000	277,843	(c)(j)(k)
Ziggo Financing Partnership, Term Loan I (3 mo. USD LIBOR + 2.500%)	2.610%	4/28/28	200,000	198,125	(c)(j)(k)
Total Media				1,764,109
Wireless Telecommunication Services — 0.0%††
CSC Holdings LLC, October 2018 Incremental Term Loan (3 mo. USD LIBOR + 2.250%)	2.360%	1/15/26	39,795	39,338	(c)(j)(k)
CSC Holdings LLC, September 2019 Term Loan (3 mo. USD LIBOR + 2.500%)	2.610%	4/15/27	39,300	38,858	(c)(j)(k)
Total Wireless Telecommunication Services				78,196
Total Communication Services				2,450,490
Consumer Discretionary — 1.0%
Auto Components — 0.0%††
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	3.354%	4/30/26	191,274	190,533	(c)(j)(k)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	205,615	205,662	(c)(j)(k)
Hotels, Restaurants & Leisure — 0.7%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.854%	11/19/26	182,912	180,740	(c)(j)(k)
Alterra Mountain Co., 2028 Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	8/17/28	67,691	67,691	(c)(j)(k)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	49

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.854%	12/23/24	533,003	$530,922	(c)(j)(k)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	3.604%	7/21/25	148,125	148,421	(c)(j)(k)
Entain Holdings Gibraltar Ltd., Term Loan Facility B (the greater of 3 mo. USD LIBOR or 0.500% + 2.500%)	3.000%	3/29/27	49,750	49,700	(c)(j)(k)
Four Seasons Hotels Ltd., Restated Term Loan (1 mo. USD LIBOR + 2.000%)	2.104%	11/30/23	117,455	117,161	(c)(j)(k)
Golden Nugget Inc., First Initial Term Loan	3.250%	10/4/23	22,570	22,467	(c)(j)(k)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.852%	6/22/26	188,276	186,938	(c)(j)(k)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	2.604%	5/29/26	72,813	72,603	(c)(j)(k)
Scientific Games International Inc., Initial Term Loan B5 (1 mo. USD LIBOR + 2.750%)	2.854%	8/14/24	229,460	228,994	(c)(j)(k)
Station Casinos LLC, Term Loan Facility B1 (the greater of 1 mo. USD LIBOR or 0.250% + 2.250%)	2.500%	2/8/27	148,817	147,777	(c)(j)(k)
Total Hotels, Restaurants & Leisure				1,753,414
Specialty Retail — 0.2%
Academy Ltd., Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	11/5/27	96,768	97,145	(c)(j)(k)
Great Outdoors Group LLC, Term Loan B2 (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	3/6/28	59,401	59,543	(c)(j)(k)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	10/19/27	108,950	108,861	(c)(j)(k)
Michaels Cos. Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/15/28	59,625	59,189	(c)(j)(k)
Petco Health and Wellness Co. Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.250%)	4.000%	3/3/28	119,100	119,109	(c)(j)(k)
Whatabrands LLC, Initial Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	8/3/28	10,000	9,979	(c)(j)(k)
Total Specialty Retail				453,826
Total Consumer Discretionary				2,603,435

See Notes to Financial Statements.

50	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 0.1%
Beverages — 0.1%
Triton Water Holdings Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	3/31/28	169,150	$167,564	(c)(j)(k)
Food & Staples Retailing — 0.0%††
Froneri U.S. Inc., Term Loan Facility B2 (1 mo. USD LIBOR + 2.250%)	2.354%	1/29/27	88,650	87,663	(c)(j)(k)
US Foods Inc., 2019 Incremental Term Loan B (1 mo. USD LIBOR + 2.000%)	2.104%	9/13/26	9,451	9,359	(c)(j)(k)
Total Food & Staples Retailing				97,022
Household Products — 0.0%††
Energizer Holdings Inc., Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	12/22/27	49,625	49,579	(c)(j)(k)
Total Consumer Staples				314,165
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. USD LIBOR + 2.000%)	2.090%	8/4/28	369,075	367,361	(c)(j)(k)
Financials — 0.8%
Capital Markets — 0.1%
Allspring Buyer LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	11/1/28	85,000	85,319	(c)(j)(k)(l)
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	2.724%	2/1/27	47,115	46,695	(c)(j)(k)
Focus Financial Partners LLC, Term Loan B3 (1 mo. USD LIBOR + 2.000%)	2.104%	7/3/24	126,668	125,806	(c)(j)(k)
Total Capital Markets				257,820
Diversified Financial Services — 0.5%
Castlelake Aviation One Designated Activity Co., Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	10/22/26	239,400	238,690	(c)(j)(k)
Citadel Securities LP, 2021 Term Loan (3 mo. USD LIBOR + 2.500%)	2.604%	2/2/28	158,352	157,539	(c)(j)(k)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/9/27	177,300	177,730	(c)(j)(k)
Hudson River Trading LLC, Term Loan (1 mo. USD LIBOR + 3.000%)	3.104%	3/20/28	89,325	88,783	(c)(j)(k)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	51

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	2.854%	1/26/28	67,844	$67,413	(c)(j)(k)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	2.140%	11/5/28	220,000	220,137	(c)(j)(k)
UFC Holdings LLC, Term Loan B3 (the greater of 6 mo. USD LIBOR or 0.750% + 2.750%)	3.500%	4/29/26	176,234	175,761	(c)(j)(k)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.089%	3/1/26	50,232	50,173	(c)(j)(k)
Total Diversified Financial Services				1,176,226
Insurance — 0.2%
AmWINS Group Inc., Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 2.250%)	3.000%	2/19/28	99,000	98,392	(c)(j)(k)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.104%	11/3/24	116,529	116,143	(c)(j)(k)
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	3.354%	12/23/26	160,165	159,298	(c)(j)(k)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	3.354%	7/31/27	69,475	69,136	(c)(j)(k)
Asurion LLC, Replacement Term Loan B6 (1 mo. USD LIBOR + 3.125%)	3.229%	11/3/23	21,659	21,632	(c)(j)(k)
Total Insurance				464,601
Total Financials				1,898,647
Health Care — 1.1%
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	10/23/28	200,000	200,181	(c)(j)(k)
Health Care Providers & Services — 0.4%
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	3.974%	2/18/27	59,039	58,799	(c)(j)(k)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 mo. USD LIBOR + 2.000%)	2.104%	11/15/27	259,903	256,539	(c)(j)(k)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	3.852%	11/16/25	138,785	138,854	(c)(j)(k)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	3.354%	3/5/26	87,857	87,411	(c)(j)(k)
Phoenix Guarantor Inc., Term Loan B3 (1 mo. USD LIBOR + 3.500%)	3.604%	3/5/26	138,950	138,568	(c)(j)(k)

See Notes to Financial Statements.

52	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Phoenix Newco Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 4.000%)	4.500%	11/15/28	80,000	$80,110	(c)(j)(k)
Sterigenics-Nordion Holdings LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	12/11/26	290,000	289,320	(c)(j)(k)
Total Health Care Providers & Services				1,049,601
Health Care Technology — 0.2%
AthenaHealth Inc., Additional Term Loan B1 (3 mo. USD LIBOR + 4.250%)	4.400%	2/11/26	303,052	303,469	(c)(j)(k)
Change Healthcare Holdings LLC, Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 2.500%)	3.500%	3/1/24	235,510	235,542	(c)(j)(k)
Total Health Care Technology				539,011
Life Sciences Tools & Services — 0.1%
ICON Luxembourg Sarl, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	7/3/28	152,452	152,696	(c)(j)(k)
PRA Health Sciences Inc., Term Loan (3 mo. USD LIBOR + 2.250%)	2.500%	7/3/28	37,984	38,044	(c)(j)(k)
Total Life Sciences Tools & Services				190,740
Pharmaceuticals — 0.3%
Bausch Health Cos. Inc., First Incremental Term Loan (1 mo. USD LIBOR + 2.750%)	2.854%	11/27/25	17,637	17,554	(c)(j)(k)
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.104%	6/2/25	130,288	129,848	(c)(j)(k)
Gainwell Acquisition Corp., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.000%)	4.750%	10/1/27	237,848	238,770	(c)(j)(k)
Horizon Therapeutics USA Inc., Incremental Term Loan B2 (the greater of 1 mo. USD LIBOR or 0.500% + 1.750%)	2.250%	3/15/28	138,950	138,664	(c)(j)(k)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.500%)	4.000%	5/5/28	228,850	229,981	(c)(j)(k)
Total Pharmaceuticals				754,817
Total Health Care				2,734,350

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	53

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.7%
Aerospace & Defense — 0.0%††
Avolon TLB Borrower 1 (US) LLC, Term Loan B5 (the greater of 1 mo. USD LIBOR or 0.500% + 2.250%)	2.750%	12/1/27	59,400	$59,553	(c)(j)(k)
Transdigm Inc., Refinancing Term Loan F (1 mo. USD LIBOR + 2.250%)	2.354%	12/9/25	9,899	9,777	(c)(j)(k)
Total Aerospace & Defense				69,330
Airlines — 0.1%
Air Canada, Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.500%)	4.250%	8/11/28	80,000	80,043	(c)(j)(k)
United Airlines Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	4/21/28	158,800	159,729	(c)(j)(k)
Total Airlines				239,772
Building Products — 0.0%††
Quikrete Holdings Inc., Term Loan B1	—	2/21/28	90,000	89,931	(l)
Commercial Services & Supplies — 0.3%
Ali Group SRL, Term Loan B	—	10/13/28	180,000	179,125	(l)
Allied Universal Holdco LLC, Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 3.750%)	4.250%	5/12/28	253,512	253,006	(c)(j)(k)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.601%	10/1/26	171,672	171,629	(c)(j)(k)
Garda World Security Corp., Term Loan B2 (1 mo. USD LIBOR + 4.250%)	4.360%	10/30/26	48,095	48,090	(c)(j)(k)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	4.104%	8/27/25	148,945	149,094	(c)(j)(k)
Total Commercial Services & Supplies				800,944
Construction & Engineering — 0.1%
Brown Group Holding LLC, Initial Term Loan (3 mo. USD LIBOR + 2.500%)	2.750%	6/7/28	119,679	119,604	(c)(j)(k)(l)
Electrical Equipment — 0.0%††
Brookfield WEC Holdings Inc., Refinancing Term Loan 2 (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	8/1/25	48,576	48,283	(c)(j)(k)

See Notes to Financial Statements.

54	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	2.224%	12/30/26	275,768	$274,389	(c)(j)(k)
XPO Logistics Inc., Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	1.853%	2/24/25	110,000	109,664	(c)(j)(k)
Total Road & Rail				384,053
Trading Companies & Distributors — 0.0%††
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	2.625%	8/15/25	57,900	57,707	(c)(j)(k)
Total Industrials				1,809,624
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.1%
II-VI Inc., Term Loan B	—	12/8/28	160,000	160,034	(l)
IT Services — 0.0%††
FleetCor Technologies Operating Co. LLC, Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.854%	4/28/28	89,550	88,610	(c)(j)(k)
Software — 0.4%
Cloudera Inc., Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.750%)	4.250%	10/8/28	70,000	69,902	(c)(j)(k)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.104%	10/16/26	275,991	275,818	(c)(j)(k)
Magenta Buyer LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	7/27/28	289,275	288,958	(c)(j)(k)
Peraton Corp., First Lien Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/1/28	238,200	238,710	(c)(j)(k)
RealPage Inc., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 3.250%)	3.750%	4/24/28	209,475	209,116	(c)(j)(k)
Total Software				1,082,504
Total Information Technology				1,331,148
Materials — 0.2%
Chemicals — 0.0%††
INEOS US Petrochem LLC, 2026 Dollar Term Loan B (the greater of 1 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	1/29/26	99,500	99,334	(c)(j)(k)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	55

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 0.2%
Berry Global Inc., Term Loan Z (2 mo. USD LIBOR + 1.750%)	1.864%	7/1/26	139,403	$138,670	(c)(j)(k)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.854%	2/4/27	249,595	248,592	(c)(j)(k)
Total Containers & Packaging				387,262
Paper & Forest Products — 0.0%††
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	1.854%	9/7/27	79,074	78,855	(c)(j)(k)
Total Materials				565,451
Total Senior Loans (Cost — $14,079,952)				14,074,671

			Face Amount†/ Units
Asset-Backed Securities — 3.1%
ACRES Commercial Realty Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.200%)	1.310%	6/15/36	340,000	340,537	(a)(c)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2I	4.194%	6/5/49	396,000	402,027	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	290,000	285,409	(a)
First Franklin Mortgage Loan Trust, 2006- FF15 A2 (1 mo. USD LIBOR + 0.120%)	0.222%	11/25/36	166,054	160,385	(c)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	0.262%	11/25/36	233,541	231,480	(c)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	280,000	314,541
Hardee’s Funding LLC, 2021-1A A2	2.865%	6/20/51	228,850	225,947	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	320,000	320,000	(a)
InStar Leasing III LLC, 2021-1A A	2.300%	2/15/54	105,216	104,721	(a)
JPMorgan Mortgage Acquisition Corp., 2005-OPT2 M4 (1 mo.USD LIBOR + 0.930%)	1.032%	12/25/35	110,000	110,094	(c)
Legacy Mortgage Asset Trust, 2019-GS3 A1, Step bond	3.750%	4/25/59	197,741	198,606	(a)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	1.010%	1/15/43	209,978	210,641	(a)(c)
Navient Student Loan Trust, 2016-3A A3 (1 mo. USD LIBOR + 1.350%)	1.453%	6/25/65	329,753	339,986	(a)(c)

See Notes to Financial Statements.

56	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Oak Street Investment Grade Net Lease Fund Series, 2020-1A A1	1.850%	11/20/50	215,844	$214,047	(a)
SBA Small Business Investment Cos., 2018- 10B 1	3.548%	9/10/28	118,252	125,324
SBA Small Business Investment Cos., 2019- 10A 1	3.113%	3/10/29	228,780	239,957
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	0.493%	6/15/39	382,878	374,083	(c)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	0.873%	12/17/68	120,000	120,037	(a)(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	462,529	(a)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	450,000	446,274	(a)
SMB Private Education Loan Trust, 2021-A B	2.310%	1/15/53	190,000	188,674	(a)
SMB Private Education Loan Trust, 2021-C B	2.300%	1/15/53	170,000	170,678	(a)
SoFi Professional Loan Program LLC, 2017-A B	3.440%	3/26/40	140,000	143,067	(a)(c)
Structured Asset Investment Loan Trust, 2004-7 A8 (3 mo. USD LIBOR + 1.200%)	1.302%	8/25/34	120,000	120,423	(c)
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. USD LIBOR + 0.720%)	0.822%	7/25/35	213,367	213,019	(c)
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-WF1 A1 (1 mo. USD LIBOR + 0.420%)	0.522%	2/25/37	339,864	336,002	(c)
Towd Point Mortgage Trust, 2017-6 A1	2.750%	10/25/57	447,746	453,561	(a)(c)
Towd Point Mortgage Trust, 2016-3 B1	4.076%	4/25/56	110,000	115,632	(a)(c)
Towd Point Mortgage Trust, 2017-4 B2	3.433%	6/25/57	250,000	258,360	(a)(c)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	200,000	206,963	(a)(c)
TRP - TRIP Rail Master Funding LLC, 2021-2 A	2.150%	6/19/51	108,165	107,793	(a)
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	79,038	82,760
Wendy’s Funding LLC, 2021-1A A2I	2.370%	6/15/51	109,450	107,367	(a)
Total Asset-Backed Securities (Cost — $8,692,082)				7,730,924

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	57

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
U.S. Treasury 5-Year Notes Futures, Put @ $120.75	1/21/22	21	21,000	$5,578
U.S. Treasury 10-Year Notes Futures, Call @ $130.50	1/7/22	11	11,000	3,953
U.S. Treasury 10-Year Notes Futures, Call @ $130.50	1/21/22	11	11,000	6,359
U.S. Treasury 10-Year Notes Futures, Call @ $131.00	1/21/22	11	11,000	3,781
U.S. Treasury 10-Year Notes Futures, Put @ $130.00	1/21/22	14	14,000	5,469
U.S. Treasury 10-Year Notes Futures, Put @ $130.50	1/21/22	11	11,000	6,703
U.S. Treasury 10-Year Notes Futures, Put @ $129.50	2/18/22	9	9,000	4,922
U.S. Treasury Long-Term Bonds Futures, Call @ $159.50	1/21/22	6	6,000	11,531
U.S. Treasury Long-Term Bonds Futures, Call @ $161.50	1/21/22	12	12,000	10,688
U.S. Treasury Long-Term Bonds Futures, Call @ $162.00	1/21/22	4	4,000	2,875
U.S. Treasury Long-Term Bonds Futures, Put @ $160.00	1/21/22	6	6,000	7,125
U.S. Treasury Long-Term Bonds Futures, Put @ $162.00	1/21/22	4	4,000	9,125
Total Purchased Options (Cost — $84,340)				78,109

			Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd. (Cost — $883,931)			108,106,087	0	*(d)(e)(m)
Total Investments — 98.4% (Cost — $250,129,255)				250,183,181
Other Assets in Excess of Liabilities — 1.6%				3,996,379
Total Net Assets — 100.0%				$254,179,560

See Notes to Financial Statements.

58	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2021, the Portfolio held TBA securities with a total cost of $3,174,906.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	All or a portion of this loan is unfunded as of December 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(m)	Value is less than $1.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	59

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CMT	— Constant Maturity Treasury

CNY	— Chinese Yuan Renminbi

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

Schedule of Written Options
Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call		1/21/22	$121.25		45	$45,000	$(10,547)
U.S. Treasury 5-Year Notes Futures, Call		1/21/22	121.50		35	35,000	(5,195)
U.S. Treasury 5-Year Notes Futures, Call		1/21/22	122.00		16	16,000	(750)
U.S. Treasury 5-Year Notes Futures, Put		1/21/22	120.50		20	20,000	(3,594)
U.S. Treasury 5-Year Notes Futures, Put		2/18/22	119.50		42	42,000	(5,906)
U.S. Treasury 10-Year Notes Futures, Call		1/21/22	131.50		21	21,000	(3,937)
U.S. Treasury 10-Year Notes Futures, Call		1/21/22	132.00		44	44,000	(4,812)
U.S. Treasury 10-Year Notes Futures, Call		2/18/22	132.00		11	11,000	(3,438)
U.S. Treasury 10-Year Notes Futures, Put		2/18/22	127.50		18	18,000	(2,813)
U.S. Treasury 10-Year Notes Futures, Put		2/18/22	128.00		28	28,000	(6,125)
U.S. Treasury Long-Term Bonds Futures, Call		1/21/22	164.50		10	10,000	(2,344)
U.S. Treasury Long-Term Bonds Futures, Put		1/21/22	157.00		12	12,000	(4,125)
Total Exchange-Traded Written Options (Premiums received — $81,767)							$(53,586)
OTC Written Options

	Counterparty
Interest rate swaption, Put	Citibank N.A.	4/29/22	1.30	bps	4,060,000	$4,060,000	$(9,913)
(Premiums received — $10,911)
Total Written Options (Premiums received — $92,678)							$(63,499)

See Notes to Financial Statements.

60	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

At December 31, 2021, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	169	12/22	$41,934,154	$41,808,487	$(125,667)
90-Day Eurodollar	47	6/23	11,660,921	11,589,025	(71,896)
90-Day Eurodollar	10	9/23	2,477,083	2,462,250	(14,833)
90-Day Eurodollar	353	12/23	87,233,979	86,846,825	(387,154)
Australian 10-Year Bonds	26	3/22	2,631,114	2,632,531	1,417
Euro	1	3/22	141,776	142,531	755
Euro-OAT	14	3/22	2,646,064	2,600,448	(45,616)
Mexican Peso	3	3/22	69,717	72,390	2,673
U.S. Treasury 2-Year Notes	70	3/22	15,284,226	15,272,031	(12,195)
U.S. Treasury 5-Year Notes	553	3/22	66,797,299	66,900,038	102,739
U.S. Treasury Ultra Long-Term Bonds	58	3/22	11,190,956	11,433,250	242,294
					(307,483)
Contracts to Sell:
90-Day Eurodollar	48	3/22	11,968,896	11,958,600	10,296
Euro-Bund	36	3/22	7,115,086	7,023,770	91,316
Euro-Buxl	7	3/22	1,695,422	1,647,615	47,807
Japanese 10-Year Bonds	4	3/22	5,284,854	5,271,320	13,534
U.S. Treasury 10-Year Notes	132	3/22	17,245,779	17,221,875	23,904
U.S. Treasury Long-Term Bonds	53	3/22	8,537,827	8,503,188	34,639
U.S. Treasury Ultra 10-Year Notes	34	3/22	4,907,313	4,978,875	(71,562)
					149,934
Net unrealized depreciation on open futures contracts					$(157,549)

Abbreviation(s) used in this table:

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

At December 31, 2021, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,555,245	USD	447,979	BNP Paribas SA	1/18/22	$8,888
USD	1,308,432	EUR	1,130,000	BNP Paribas SA	1/18/22	21,466

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	61

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,898,865	EUR	1,640,000	BNP Paribas SA	1/18/22	$31,056
BRL	4,327,000	USD	758,817	Citibank N.A.	1/18/22	14,833
CAD	5,430,000	USD	4,323,076	Citibank N.A.	1/18/22	(30,488)
EUR	2,430,000	USD	2,818,749	Citibank N.A.	1/18/22	(51,203)
IDR	6,378,804,886	USD	441,831	Citibank N.A.	1/18/22	5,138
INR	27,646,086	USD	368,075	Citibank N.A.	1/18/22	3,131
MXN	799,959	USD	38,463	Citibank N.A.	1/18/22	489
USD	137,296	CAD	170,000	Citibank N.A.	1/18/22	2,906
USD	1,545,657	CNY	9,884,201	Citibank N.A.	1/18/22	(2,798)
USD	2,141,545	CNY	13,984,290	Citibank N.A.	1/18/22	(49,228)
USD	50,692	EUR	45,000	Citibank N.A.	1/18/22	(559)
USD	69,783	EUR	60,000	Citibank N.A.	1/18/22	1,449
USD	81,222	EUR	72,000	Citibank N.A.	1/18/22	(779)
USD	108,422	EUR	93,532	Citibank N.A.	1/18/22	1,897
USD	110,231	EUR	95,000	Citibank N.A.	1/18/22	2,035
GBP	1,003,230	USD	1,369,050	Goldman Sachs Group Inc.	1/18/22	(11,184)
RUB	60,197,974	USD	814,207	Goldman Sachs Group Inc.	1/18/22	(15,812)
RUB	118,320,000	USD	1,596,061	Goldman Sachs Group Inc.	1/18/22	(26,803)
USD	54,321	RUB	3,890,000	Goldman Sachs Group Inc.	1/18/22	2,728
USD	370,653	RUB	26,630,000	Goldman Sachs Group Inc.	1/18/22	17,464
AUD	3,452,361	USD	2,518,760	JPMorgan Chase & Co.	1/18/22	(6,856)
EUR	125,000	USD	141,287	JPMorgan Chase & Co.	1/18/22	1,076
USD	1,668,895	CNH	10,883,867	JPMorgan Chase & Co.	1/18/22	(41,125)
CAD	500,000	USD	398,223	Morgan Stanley & Co. Inc.	1/18/22	(2,957)
CAD	540,000	USD	430,153	Morgan Stanley & Co. Inc.	1/18/22	(3,266)
CAD	3,023,028	USD	2,408,081	Morgan Stanley & Co. Inc.	1/18/22	(18,281)
JPY	274,498,821	USD	2,418,262	Morgan Stanley & Co. Inc.	1/18/22	(31,611)
USD	852,436	BRL	4,728,037	Morgan Stanley & Co. Inc.	1/18/22	7,083
ZAR	5,615,137	USD	364,120	Morgan Stanley & Co. Inc.	1/18/22	(12,637)
Total						$(183,948)

See Notes to Financial Statements.

62	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2021, the Portfolio had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†		Upfront Premiums Paid (Received)	Unrealized Depreciation
Citibank N.A.	2,400,000	BRL	1/4/27	BRL-CDI**	7.024	%**	—	$(23,409)
Citibank N.A.	2,900,000	BRL	1/4/27	BRL-CDI**	7.024	%**	$1,149	(29,435)
Citibank N.A.	3,108,000	BRL	1/4/27	BRL-CDI**	7.024	%**	1,436	(31,751)
JPMorgan Chase & Co.	2,000,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	(19,168)
Total							$2,585	$(103,763)

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*	Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7,197,000	6/15/22	3-Month LIBOR quarterly	0.190% semi-annually	$(8)	$(3,012)
3,110,000	11/18/23	3.970%**	CPURNSA**	(11,505)	(3,818)
20,340,000	6/4/24	3-Month LIBOR quarterly	0.820% semi-annually	—	(139,798)
2,220,000	10/20/26	2.950%**	CPURNSA**	(1,167)	24,912
3,110,000	11/18/26	CPURNSA**	3.370%**	32,485	5,345
3,530,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(6,060)	(9,186)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	63

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5,805,000		5/15/27	0.710% annually	Daily SOFR Compound annually	$20,982	$108,378
5,137,000		2/15/28	1.350% semi-annually	3-Month LIBOR quarterly	(360)	21,666
5,758,000		8/15/28	1.130% annually	Daily SOFR Compound annually	40,236	(17,333)
2,697,000		8/15/28	1.220% annually	Daily SOFR Compound annually	(1,207)	(3,729)
1,527,000		11/1/28	1.200% annually	Daily SOFR Compound annually	(89)	157
28,260,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	9,136	(10,746)
47,980,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	18,823	(22,915)
2,220,000		10/20/31	CPURNSA**	2.770%**	1,879	(22,821)
2,220,000		10/20/31	1.733% annually	Daily SOFR Compound annually	8,731	(31,495)
2,140,000		7/20/45	0.560% annually	Daily SOFR annually	15,715	375,957
820,000		8/19/45	0.740% annually	Daily SOFR annually	—	123,317
1,484,000		2/15/47	1.000% semi-annually	3-Month LIBOR quarterly	16,695	213,513
540,000		2/15/47	1.200% semi-annually	3-Month LIBOR quarterly	2,974	58,023
181,000		2/15/47	1.225% semi-annually	3-Month LIBOR quarterly	208	19,283
546,000		2/15/47	1.600% semi-annually	3-Month LIBOR quarterly	3,215	13,659
1,596,000		2/15/47	1.630% semi-annually	3-Month LIBOR quarterly	13,455	22,128
1,072,000		2/15/47	1.520% annually	Daily SOFR Compound annually	(16,510)	2,901

See Notes to Financial Statements.

64	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
620,000	2/15/47	1.729% annually	Daily SOFR Compound annually	—	$(35,451)
100,000	6/3/51	2.000% semi-annually	3-Month LIBOR quarterly	$1,040	(7,537)
302,000	6/7/51	2.050% semi-annually	3-Month LIBOR quarterly	(38)	(23,994)
898,000	7/9/51	1.671% semi-annually	3-Month LIBOR quarterly	(4,002)	13,924
Total				$144,628	$671,328

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.37 Index	$3,550,000	12/20/26	5.000% quarterly	$324,480	$321,491	$2,989
Markit CDX.NA.IG.37 Index	33,395,000	12/20/26	1.000% quarterly	811,265	758,389	52,876
Total	$36,945,000			$1,135,745	$1,079,880	$55,865

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	65

Schedule of investments (cont’d)

December 31, 2021

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CPURNSA	— U.S. CPI Urban Consumers NSA Index

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

66	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Statement of assets and liabilities

December 31, 2021

Assets:
Investments, at value (Cost — $250,129,255)	$250,183,181
Foreign currency, at value (Cost — $2,177,464)	2,179,915
Cash	587,857
Receivable for securities sold	1,811,498
Deposits with brokers for centrally cleared swap contracts	1,727,105
Interest receivable	1,442,875
Deposits with brokers for open futures contracts and exchange-traded options	1,142,424
Receivable for Portfolio shares sold	654,841
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $600,033)	612,555
Deposits with brokers for OTC derivatives	130,000
Unrealized appreciation on forward foreign currency contracts	121,639
Receivable from broker — net variation margin on open futures contracts	92,114
Principal paydown receivable	28,320
Receivable for premiums on written options	11,395
Prepaid expenses	357
Total Assets	260,726,076

Liabilities:
Payable for securities purchased	5,653,164
Unrealized depreciation on forward foreign currency contracts	305,587
Payable for Portfolio shares repurchased	156,593
OTC swaps, at value (paid — $2,585)	101,178
Investment management fee payable	95,773
Payable to broker — net variation margin on centrally cleared swap contracts	80,694
Written options, at value (premiums received — $92,678)	63,499
Service and/or distribution fees payable	31,938
Trustees’ fees payable	732
Accrued expenses	57,358
Total Liabilities	6,546,516
Total Net Assets	$254,179,560

Net Assets:
Par value (Note 7)	$427
Paid-in capital in excess of par value	260,509,769
Total distributable earnings (loss)	(6,330,636)
Total Net Assets	$254,179,560

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	67

Statement of assets and liabilities (cont’d)

December 31, 2021

Net Assets:
Class I	$99,849,134
Class II	$154,330,426

Shares Outstanding:
Class I	16,789,638
Class II	25,926,440

Net Asset Value:
Class I	$5.95
Class II	$5.95

See Notes to Financial Statements.

68	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Statement of operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$6,413,219
Dividends from affiliated investments	262
Dividends from unaffiliated investments	3
Less: Foreign taxes withheld	(65,042)
Total Investment Income	6,348,442

Expenses:
Investment management fee (Note 2)	1,058,107
Service and/or distribution fees (Notes 2 and 5)	346,873
Fund accounting fees	75,826
Audit and tax fees	58,000
Shareholder reports	14,443
Legal fees	11,978
Custody fees	6,061
Trustees’ fees	4,366
Insurance	3,318
Commitment fees (Note 9)	1,826
Transfer agent fees (Note 5)	1,240
Interest expense	268
Miscellaneous expenses	5,505
Total Expenses	1,587,811
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,081)
Net Expenses	1,586,730
Net Investment Income	4,761,712

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(441,494)
Futures contracts	(1,090,038)
Written options	1,025,996
Swap contracts	1,369,933
Forward foreign currency contracts	358,896
Foreign currency transactions	37,590
Net Realized Gain	1,260,883
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(9,203,614)
Futures contracts	194,857
Written options	(20,045)
Swap contracts	(1,431,535)

See Notes to Financial Statements.

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Statement of operations (cont’d)

For the Year Ended December 31, 2021

Forward foreign currency contracts	(348,599)
Foreign currencies	(56,029)
Change in Net Unrealized Appreciation (Depreciation)	(10,864,965)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts,
Forward Foreign Currency Contracts and Foreign Currency Transactions	(9,604,082)
Decrease in Net Assets From Operations	$(4,842,370)

See Notes to Financial Statements.

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Statements of changes in net assets

For the Years Ended December 31,	2021	2020

Operations:
Net investment income	$4,761,712	$5,158,737
Net realized gain	1,260,883	5,973,541
Change in net unrealized appreciation (depreciation)	(10,864,965)	5,774,761
Increase (Decrease) in Net Assets From Operations	(4,842,370)	16,907,039

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(6,100,023)	(3,839,859)
Return of capital	—	(310,177)
Decrease in Net Assets From Distributions to Shareholders	(6,100,023)	(4,150,036)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	67,446,354	65,045,245
Reinvestment of distributions	6,100,023	4,150,036
Cost of shares repurchased	(31,615,303)	(52,157,481)
Increase in Net Assets From Portfolio Share Transactions	41,931,074	17,037,800
Increase in Net Assets	30,988,681	29,794,803

Net Assets:
Beginning of year	223,190,879	193,396,076
End of year	$254,179,560	$223,190,879

See Notes to Financial Statements.

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Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.23	$5.82	$5.43	$5.77	$5.70

Income (loss) from operations:
Net investment income	0.13	0.16	0.20	0.19	0.17
Net realized and unrealized gain (loss)	(0.25)	0.38	0.46	(0.32)	0.16
Total income (loss) from operations	(0.12)	0.54	0.66	(0.13)	0.33

Less distributions from:
Net investment income	(0.16)	(0.12)	(0.27)	(0.21)	(0.26)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.16)	(0.13)	(0.27)	(0.21)	(0.26)

Net asset value, end of year	$5.95	$6.23	$5.82	$5.43	$5.77
Total return[2]	(1.97)%	9.31%	12.17%	(2.23)%	5.75%

Net assets, end of year (000s)	$99,849	$92,357	$72,787	$66,580	$70,884

Ratios to average net assets:
Gross expenses	0.53%	0.59%	0.56%	0.57%	0.57%
Net expenses[3,4]	0.53	0.54	0.54	0.54	0.54
Net investment income	2.17	2.73	3.43	3.47	2.89

Portfolio turnover rate[5]	54%	80%	133%	101%	151%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 78%, 113%, 198%, 226% and 346% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$6.23	$5.83	$5.43	$5.78	$5.69

Income (loss) from operations:
Net investment income	0.12	0.15	0.19	0.18	0.15
Net realized and unrealized gain (loss)	(0.26)	0.37	0.46	(0.33)	0.17
Total income (loss) from operations	(0.14)	0.52	0.65	(0.15)	0.32

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.25)	(0.20)	(0.23)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.14)	(0.12)	(0.25)	(0.20)	(0.23)

Net asset value, end of year	$5.95	$6.23	$5.83	$5.43	$5.78
Total return[2]	(2.19)%	9.05%	11.82%	(2.64)%	5.69%

Net assets, end of year (millions)	$154	$131	$121	$147	$139

Ratios to average net assets:
Gross expenses	0.78%	0.83%	0.80%	0.82%	0.78%
Net expenses[3,4]	0.78	0.79	0.79	0.79	0.75
Net investment income	1.92	2.50	3.21	3.23	2.53

Portfolio turnover rate[5]	54%	80%	133%	101%	151%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 78%, 113%, 198%, 226% and 346% for the years ended December 31, 2021, 2020, 2019, 2018 and 2017, respectively.

See Notes to Financial Statements.

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Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

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The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

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Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$27,172,941	$117,347		$27,290,288
Other Corporate Bonds & Notes	—	55,053,972	—		55,053,972
U.S. Government & Agency
Obligations	—	70,817,859	—		70,817,859
Mortgage-Backed Securities	—	30,840,826	—		30,840,826
Sovereign Bonds	—	25,417,300	—		25,417,300
Collateralized Mortgage
Obligations	—	18,879,232	—		18,879,232
Senior Loans	—	14,074,671	—		14,074,671
Asset-Backed Securities	—	7,730,924	—		7,730,924
Purchased Options	$78,109	—	—		78,109
Common Stocks	—	—	0	*	0	*
Total Investments	$78,109	$249,987,725	$117,347		$250,183,181
Other Financial Instruments:
Futures Contracts††	$571,374	—	—		$571,374
Forward Foreign Currency Contracts††	—	$121,639	—		121,639
Centrally Cleared Interest Rate Swaps††	—	1,003,163	—		1,003,163
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	55,865	—		55,865
Total Other Financial Instruments	$571,374	$1,180,667	—		$1,752,041
Total	$649,483	$251,168,392	$117,347		$251,935,222

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LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$53,586	—	—	$53,586
OTC Written Options	—	$9,913	—	9,913
Futures Contracts††	728,923	—	—	728,923
Forward Foreign Currency Contracts††	—	305,587	—	305,587
OTC Interest Rate Swaps‡	—	101,178	—	101,178
Centrally Cleared Interest Rate
Swaps††	—	331,835	—	331,835
Total	$782,509	$748,513	—	$1,531,022

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

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Notes to financial statements (cont’d)

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

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(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets

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Notes to financial statements (cont’d)

and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2021, the total notional value of all credit default swaps to sell protection was $36,945,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2021, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

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Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The

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Notes to financial statements (cont’d)

Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(h) Swaptions. The Portfolio may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Portfolio may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Portfolio is

82	Western Asset Core Plus VIT Portfolio 2021 Annual Report

obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Portfolio may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain

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Notes to financial statements (cont’d)

or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

84	Western Asset Core Plus VIT Portfolio 2021 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails

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Notes to financial statements (cont’d)

to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

86	Western Asset Core Plus VIT Portfolio 2021 Annual Report

As of December 31, 2021, the Portfolio held OTC written options, forward foreign currency contracts and OTC interest rate swaps with credit related contingent features which had a liability position of $416,678. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2021, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $130,000 which could be used to reduce the required payment.

As of December 31, 2021, the Portfolio held non-cash collateral from Morgan Stanley & Co. Inc. in the amount of $23,676. This amount could be used to reduce the Portfolio’s exposure to the counterparty in the event of default.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

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Notes to financial statements (cont’d)

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$56,974	$(56,974)

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Portfolio’s investments in limited partnerships.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.450%
Next $500 million	0.425
Over $1 billion	0.400

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management

88	Western Asset Core Plus VIT Portfolio 2021 Annual Report

fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2021, fees waived and/or expenses reimbursed amounted to $1,081, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2021, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended December 31, 2021, LMPFA did not recapture any fees.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

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Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$41,916,205	$181,521,145
Sales	28,586,458	153,907,478

At December 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$250,821,577	$6,681,363	$(7,319,759)	$(638,396)
Written options	(92,678)	30,101	(922)	29,179
Futures contracts	—	571,374	(728,923)	(157,549)
Forward foreign currency contracts	—	121,639	(305,587)	(183,948)
Swap contracts	1,227,093	1,059,028	(435,598)	623,430

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2021.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$78,109	—	—	$78,109
Futures contracts[3]	567,946	$3,428	—	571,374
Forward foreign currency contracts	—	121,639	—	121,639
Centrally cleared swap contracts[4]	1,003,163	—	$55,865	1,059,028
Total	$1,649,218	$125,067	$55,865	$1,830,150

LIABILITY DERIVATIVES[1]
		Interest Rate Risk	Foreign Exchange Risk	Total
Written options		$63,499	—	$63,499
Futures contracts[3]		728,923	—	728,923
Forward foreign currency contracts		—	$305,587	305,587
OTC swap contracts[5]		101,178	—	101,178
Centrally cleared swap contracts[4]		331,835	—	331,835
Total		$1,225,435	$305,587	$1,531,022

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[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,062,404)	$(183,283)	—	$(1,245,687)
Futures contracts	(1,067,457)	(22,581)	—	(1,090,038)
Written options	995,380	30,616	—	1,025,996
Swap contracts	163,493	—	$1,206,440	1,369,933
Forward foreign currency contracts	—	358,896	—	358,896
Total	$(970,988)	$183,648	$1,206,440	$419,100

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in affiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(6,999)	$7,444	—	$445
Futures contracts	193,124	1,733	—	194,857
Written options	(20,045)	—	—	(20,045)
Swap contracts	(816,287)	—	$(615,248)	(1,431,535)
Forward foreign currency contracts	—	(348,599)	—	(348,599)
Total	$(650,207)	$(339,422)	$(615,248)	$(1,604,877)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in affiliated securities in the Statement of Operations.

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Notes to financial statements (cont’d)

During the year ended December 31, 2021, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$92,940
Written options	111,332
Futures contracts (to buy)	161,796,131
Futures contracts (to sell)	93,519,317
Forward foreign currency contracts (to buy)	20,585,946
Forward foreign currency contracts (to sell)	13,289,188

Average Notional Balance
Interest rate swap contracts	$68,554,679
Credit default swap contracts (sell protection)	34,956,923

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
BNP Paribas SA	$61,410	—	$61,410	—	$61,410
Citibank N.A.	31,878	$(226,978)	(195,100)	$130,000	(65,100)
Goldman Sachs Group Inc.	20,192	(53,799)	(33,607)	—	(33,607)
JPMorgan Chase & Co.	1,076	(67,149)	(66,073)	—	(66,073)
Morgan Stanley & Co. Inc.	7,083	(68,752)	(61,669)	(7,083)	(68,752)
Total	$121,639	$(416,678)	$(295,039)	$122,917	$(172,122)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

92	Western Asset Core Plus VIT Portfolio 2021 Annual Report

For the year ended December 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$841
Class II	$346,873	399
Total	$346,873	$1,240

For the year ended December 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$447
Class II	634
Total	$1,081

6. Distributions to shareholders by class

	Year Ended December 31, 2021	Year Ended December 31, 2020
Net Investment Income:
Class I	$2,590,788	$1,775,911
Class II	3,509,235	2,063,948
Total	$6,100,023	$3,839,859

Return of Capital:
Class I	—	$45,294
Class II	—	264,883
Total	—	$310,177

7. Shares of beneficial interest

At December 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,980,701	$24,314,152	5,850,494	$35,864,751
Shares issued on reinvestment	436,160	2,590,788	295,398	1,821,205
Shares repurchased	(2,459,796)	(14,949,771)	(3,818,911)	(23,177,365)
Net increase	1,957,065	$11,955,169	2,326,981	$14,508,591

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Notes to financial statements (cont’d)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class II
Shares sold	7,087,018	$43,132,202	4,836,894	$29,180,494
Shares issued on reinvestment	590,780	3,509,235	378,045	2,328,831
Shares repurchased	(2,740,743)	(16,665,532)	(4,926,573)	(28,980,116)
Net increase	4,937,055	$29,975,905	288,366	$2,529,209

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2021. The following transactions were effected in such company for the year ended December 31, 2021.

	Affiliate Value at December 31,	Purchased		Sold
	2020	Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$6,596,920	$84,818,293	84,818,293	$91,415,213	91,415,213

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$262	—	—

9. Redemption facility

Effective February 5, 2021, the Portfolio’s redemption facility (the “Redemption Facility”) was terminated and the Portfolio and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

94	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Portfolio had access to the aggregate amount of $485 million prior to February 5, 2021 and the following terms were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06%. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility nor the Redemption Facility during the year ended December 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$6,100,023	$3,839,859
Tax return of capital	—	310,177
Total distributions paid	$6,100,023	$4,150,036

As of December 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(5,199,439)
Other book/tax temporary differences(a)	(816,530)
Unrealized appreciation (depreciation)(b)	(314,667)
Total distributable earnings (loss) — net	$(6,330,636)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities, the difference between the book and tax cost basis of partnership investments and other book/tax basis adjustments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of

Western Asset Core Plus VIT Portfolio 2021 Annual Report	95

Notes to financial statements (cont’d)

the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

The Portfolio’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

96	Western Asset Core Plus VIT Portfolio 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the funds constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Core Plus VIT Portfolio 2021 Annual Report	97

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

98	Western Asset Core Plus VIT Portfolio

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Western Asset Core Plus VIT Portfolio	99

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

100	Western Asset Core Plus VIT Portfolio

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

Western Asset Core Plus VIT Portfolio	101

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

102	Western Asset Core Plus VIT Portfolio

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 131 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	129
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Core Plus VIT Portfolio	103

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

104	Western Asset Core Plus VIT Portfolio

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

Western Asset Core Plus VIT Portfolio	105

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

106	Western Asset Core Plus VIT Portfolio

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2021:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$62,901
Interest Earned from Federal Obligations	Note (1)	$62,901

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Core Plus VIT Portfolio	107

Western Asset

Core Plus VIT Portfolio

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.
#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

.The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-6LM-FUND/ 656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-6LM-FUND/656-3863.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010544 2/22 SR22-4353

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2020 and December 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,258 in December 31, 2020 and $91,258 in December 31, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2020 and $0 in December 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2020 and $20,000 in December 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2020 and $0 in December 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2020 and December 31, 2021; Tax Fees were 100% and 100% for December 31, 2020 and December 31, 2021; and Other Fees were 100% and 100% for December 31, 2020 and December 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $773,011 in December 31, 2020 and $343,489 in December 31, 2021.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 24, 2022